UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Diversified Income Fund

July 31, 2012

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	905,347	$912,801
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31		2,359	2,485
•Series 2002-W11 AV1 0.586% 11/25/32		14,058	12,986
Total Agency Asset-Backed Securities (cost $884,132)			928,272

Agency Collateralized Mortgage Obligations – 1.57%
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39		21,749	24,654
Series 2002-T4 A3 7.50% 12/25/41		240,554	280,352
Series 2002-T19 A1 6.50% 7/25/42		151,412	176,508
Series 2004-T1 1A2 6.50% 1/25/44		75,321	84,586
Fannie Mae Interest Strip Series 265 2 9.00% 3/1/24		10,701	12,691
Fannie Mae REMICS
Series 1990-92 C 7.00% 8/25/20		1,279	1,444
Series 1996-46 ZA 7.50% 11/25/26		249,932	292,088
Series 2001-50 BA 7.00% 10/25/41		116,794	125,408
Series 2002-83 GH 5.00% 12/25/17		369,889	396,805
Series 2002-90 A2 6.50% 11/25/42		290,055	337,823
Series 2003-26 AT 5.00% 11/25/32		12,263,699	12,985,308
Series 2003-38 MP 5.50% 5/25/23		4,927,146	5,446,325
Series 2003-106 WE 4.50% 11/25/22		10,708,157	11,153,777
Series 2003-122 AJ 4.50% 2/25/28		200,026	202,806
Series 2005-110 MB 5.50% 9/25/35		2,256,502	2,480,859
Series 2009-94 AC 5.00% 11/25/39		5,995,610	6,812,086
Series 2010-41 PN 4.50% 4/25/40		7,623,413	8,698,825
Series 2010-75 NA 4.00% 9/25/28		1,271,761	1,323,789
Series 2010-96 DC 4.00% 9/25/25		14,795,000	16,258,655
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.055% 2/25/42		21,674	25,569
•Series 2002-W6 2A 7.106% 6/25/42		42,820	48,923
•Series 2003-W1 2A 7.019% 12/25/42		21,555	25,405
Series 2003-W10 1A4 4.505% 6/25/43		35,834	39,048
Series 2003-W15 2A7 5.55% 8/25/43		17,329	19,184
Series 2004-W9 2A1 6.50% 2/25/44		323,466	370,868
Series 2004-W11 1A2 6.50% 5/25/44		470,335	535,192
Freddie Mac REMICS
Series 1730 Z 7.00% 5/15/24		306,566	354,004
Series 2326 ZQ 6.50% 6/15/31		836,501	960,290
Series 2557 WE 5.00% 1/15/18		4,181,000	4,495,808
Series 2598 QD 5.50% 4/15/32		522,224	537,183
Series 2621 QH 5.00% 5/15/33		35,000	39,549
Series 2622 PE 4.50% 5/15/18		6,183,643	6,574,072
Series 2624 QH 5.00% 6/15/33		40,000	44,924
Series 2687 PG 5.50% 3/15/32		933,253	953,703
Series 2717 MH 4.50% 12/15/18		116,143	123,893
Series 2762 LG 5.00% 9/15/32		8,096,957	8,425,353
Series 2809 DC 4.50% 6/15/19		2,519,776	2,683,521
Series 2890 PC 5.00% 7/15/30		207,472	207,626
Series 3123 HT 5.00% 3/15/26		50,000	56,408
Series 3131 MC 5.50% 4/15/33		2,075,000	2,146,471
Series 3150 EQ 5.00% 5/15/26		45,000	51,500
Series 3171 MG 6.00% 8/15/34		4,000,000	4,176,808
Series 3173 PE 6.00% 4/15/35		1,135,000	1,202,341
Series 3416 GK 4.00% 7/15/22		199,306	205,428
Series 3656 PM 5.00% 4/15/40		11,118,918	12,681,860
Series 4065 DE 3.00% 6/15/32		1,626,000	1,693,492

•Freddie Mac Strip Series 19 F 1.032% 6/1/28	7,739	7,457
tFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42	120,077	146,860
Series T-54 2A 6.50% 2/25/43	33,061	36,964
Series T-58 2A 6.50% 9/25/43	760,186	888,013
•Series T-60 1A4C 5.109% 3/25/44	9,710	9,895
GNMA Series 2010-113 KE 4.50% 9/20/40	20,392,264	23,437,052
NCUA Guaranteed Notes Series 2010-C1 A2 2.90% 10/29/20	6,420,000	6,835,310
•Vendee Mortgage Trust Series 2000-1 1A 6.809% 1/15/30	8,314	10,039
Total Agency Collateralized Mortgage Obligations (cost $139,038,781)		147,144,802

Agency Mortgage-Backed Securities – 11.93%
Fannie Mae
5.50% 1/1/13	47,629	48,116
6.50% 8/1/17	136,273	150,971
7.00% 11/15/16	65,282	67,120
•Fannie Mae ARM
1.997% 11/1/24	3,132	3,276
2.199% 1/1/36	136,732	144,008
2.226% 7/1/33	87,751	92,266
2.277% 10/1/33	116,376	121,024
2.313% 12/1/33	5,903	6,251
2.397% 6/1/34	163,351	174,024
2.49% 8/1/34	9,705	10,344
2.507% 11/1/35	169,561	180,929
2.578% 11/1/32	608	647
2.706% 6/1/37	11,879	12,668
2.777% 6/1/34	2,463	2,632
2.784% 4/1/36	628,006	671,822
2.856% 4/1/37	1,419,643	1,523,692
2.93% 4/1/36	369,137	393,818
4.708% 3/1/38	20,293	21,601
4.835% 11/1/35	1,156,827	1,236,936
4.962% 11/1/33	513,045	551,899
4.98% 9/1/38	626,062	676,208
5.038% 5/1/36	515,460	558,343
5.089% 8/1/35	136,005	146,255
5.931% 8/1/37	1,022,068	1,113,030
6.004% 6/1/36	214,073	230,111
6.048% 7/1/36	126,413	136,130
6.176% 4/1/36	1,420	1,525
6.293% 7/1/36	5,931	6,430
6.31% 8/1/36	83,286	90,029
Fannie Mae Relocation 15 yr 4.00% 9/1/20	545,289	574,104
Fannie Mae Relocation 30 yr
4.00% 3/1/35	10,205	10,816
5.00% 9/1/33	222,537	240,270
5.00% 11/1/33	177,285	191,413
5.00% 1/1/34	44,329	48,941
5.00% 8/1/34	23,980	25,890
5.00% 11/1/34	202,343	218,501
5.00% 4/1/35	303,838	328,050
5.00% 10/1/35	263,282	284,262
5.00% 1/1/36	559,822	604,433
Fannie Mae S.F. 10 yr 6.00% 9/1/17	14,464	15,562
Fannie Mae S.F. 15 yr
3.00% 3/1/27	8,857,459	9,393,612
3.00% 4/1/27	583,467	616,141
4.00% 11/1/25	22,761,785	24,775,491
5.00% 12/1/17	210,794	229,021
5.00% 9/1/20	7,716	8,424
5.00% 5/1/21	795,400	864,176
5.50% 11/1/18	18,480	20,155
5.50% 5/1/19	135,670	147,968
5.50% 4/1/23	180,507	197,546
5.50% 6/1/23	130,110	142,392
6.00% 12/1/16	28,138	30,067
6.00% 9/1/21	4,784,298	5,272,949
6.00% 8/1/22	76,429	84,235

Fannie Mae S.F. 15 yr TBA
3.00% 8/1/27	19,475,000	20,530,911
3.00% 9/1/27	58,030,000	61,076,580
Fannie Mae S.F. 20 yr 5.50% 8/1/28	5,220,559	5,732,367
Fannie Mae S.F. 30 yr
3.50% 4/1/42	770,485	818,249
3.50% 6/1/42	3,243,344	3,444,406
3.50% 9/1/42	478,392,000	506,348,032
5.00% 2/1/35	2,758,283	3,021,181
5.00% 6/1/35	7,307	7,980
5.00% 9/1/35	1,250,150	1,365,399
5.00% 10/1/35	39,928,554	43,703,714
5.00% 2/1/36	1,082,459	1,184,792
5.50% 2/1/37	6,470,366	7,108,746
5.50% 8/1/37	525,889	581,061
5.50% 6/1/38	33,541,531	36,850,808
5.50% 12/1/38	55,004	60,671
6.00% 10/1/33	2,056	2,314
6.00% 6/1/35	6,386	7,090
6.00% 4/1/36	316,819	351,756
6.00% 8/1/36	1,320,168	1,459,404
6.00% 9/1/36	2,802,623	3,098,213
6.00% 12/1/36	336,398	371,878
6.00% 3/1/37	701,367	778,627
6.00% 8/1/37	3,866,889	4,274,725
6.00% 1/1/38	395,658	437,388
6.00% 2/1/38	948,808	1,048,877
6.00% 4/1/38	14,673,556	16,189,060
6.00% 7/1/38	22,963,875	25,385,846
6.00% 12/1/38	921,493	1,017,884
6.00% 3/1/39	53,478	59,119
6.00% 11/1/39	2,993,619	3,309,352
6.00% 1/1/40	20,954,671	23,164,735
6.00% 4/1/40	5,748,472	6,352,501
6.00% 6/1/40	59,952,185	66,275,269
6.00% 2/1/41	14,550,545	16,135,191
6.50% 2/1/36	3,145,420	3,599,653
6.50% 3/1/36	2,480,147	2,841,343
6.50% 11/1/36	500,885	570,692
6.50% 9/1/37	2,326,779	2,652,752
7.00% 8/1/32	92,294	108,487
7.00% 9/1/32	74,984	88,140
7.00% 2/1/36	24,120	27,857
7.00% 4/1/37	23,506	27,189
7.00% 12/1/37	27,530	31,817
7.50% 1/1/31	1,898	2,332
7.50% 3/1/32	29,320	36,050
7.50% 4/1/32	35,098	43,343
7.50% 6/1/34	62,032	76,747
7.50% 10/1/34	26,762	32,848

Fannie Mae S.F. 30 yr TBA
3.50% 9/1/42	27,361,000	29,028,310
5.50% 9/1/42	17,488,000	19,176,685
Freddie Mac 7.00% 2/25/14	660	663
•Freddie Mac ARM
2.342% 12/1/33	333,400	351,502
2.349% 4/1/33	2,906	2,950
2.50% 2/1/37	923,141	985,923
2.546% 7/1/36	536,531	574,760
2.56% 4/1/34	34,346	36,743
2.564% 12/1/33	77,129	82,173
2.714% 3/1/36	113,361	121,443
2.755% 5/1/35	289,354	310,041
4.435% 8/1/37	13,285	14,164
5.817% 10/1/36	132,293	142,189
5.965% 10/1/37	9,502	10,358
6.086% 10/1/37	294,859	322,154
Freddie Mac Relocation 15 yr 3.50% 10/1/18	89,715	93,377
Freddie Mac Relocation 30 yr
5.00% 9/1/33	437,276	470,674
6.50% 10/1/30	742	747
Freddie Mac S.F. 15 yr
3.00% 12/1/26	218,261	231,200
3.00% 4/1/27	167,762	176,554
4.50% 5/1/20	1,819,113	1,954,131
5.00% 6/1/18	683,098	734,039
5.00% 4/1/20	884,727	956,095
5.50% 7/1/14	1,014	1,080
Freddie Mac S.F. 30 yr
5.50% 7/1/38	5,245,261	5,727,528
5.50% 12/1/39	5,388,112	5,888,565
5.50% 7/1/40	64,360,066	70,458,561
6.00% 2/1/36	5,257,565	5,792,717
6.00% 8/1/38	10,575,421	11,760,923
6.00% 10/1/38	14,683,034	16,328,997
6.00% 5/1/40	17,599,835	19,363,773
6.50% 10/1/32	2,742	3,176
6.50% 8/1/38	712,409	813,154
7.00% 11/1/33	318,760	377,225
GNMA I S.F. 30 yr
7.00% 5/15/28	165,680	197,830
7.00% 12/15/34	3,391,851	3,988,100
7.50% 10/15/30	1,603	1,965
7.50% 2/15/32	547	673
9.50% 9/15/17	4,241	4,890
10.00% 7/15/17	2,987	3,001
Total Agency Mortgage-Backed Securities (cost $1,111,708,910)		1,120,878,933

Commercial Mortgage-Backed Securities – 4.18%
#American Tower Trust Series 2007-1A AFX 144A 5.42% 4/15/37	8,015,000	8,468,376
BAML Commercial Mortgage Securities
•Series 2005-1 A5 5.176% 11/10/42	14,810,000	16,290,748
•Series 2005-6 A4 5.193% 9/10/47	10,190,000	11,437,806
•Series 2006-2 A4 5.727% 5/10/45	7,622,000	8,750,719
Series 2006-4 A4 5.634% 7/10/46	15,875,000	18,000,345
•Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	7,786,000	8,740,540
Series 2005-T20 A4A 5.144% 10/12/42	3,000,000	3,343,677
Series 2006-PW12 A4 5.718% 9/11/38	7,235,000	8,284,538
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	2,815,000	3,027,555
•tCommercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44	9,515,000	10,547,787
#Series 2010-C1 C 144A 5.799% 7/10/46	2,490,197	2,857,850

•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.416% 2/15/39	424,151	445,920
#DBUBS Mortgage Trust 144A
Series 2011-LC1A A3 144A 5.002% 11/10/46	18,289,000	21,358,882
•Series 2011-LC1A C 144A 5.557% 11/10/46	11,590,000	12,842,891
•GE Capital Commercial Mortgage Series 2005-C4 A4 5.308% 11/10/45	108,000	120,830
Goldman Sachs Mortgage Securities II
•#Series 2011-GC3 C 144A 5.543% 3/10/44	8,785,000	9,112,830
•Series 2004-GG2 A6 5.396% 8/10/38	10,047,000	10,777,889
Series 2005-GG4 A4 4.761% 7/10/39	13,580,350	14,639,196
Series 2005-GG4 A4A 4.751% 7/10/39	30,959,000	33,489,743
•Series 2006-GG6 A4 5.553% 4/10/38	8,365,000	9,382,820
#Series 2010-C1 A2 144A 4.592% 8/10/43	14,975,000	17,003,454
•Greenwich Capital Commercial Funding Series 2005-GG5 A5 5.224% 4/10/37	28,220,000	31,051,087
•JPMorgan Chase Commercial Mortgage Securities
Series 2005-CB11 A4 5.335% 8/12/37	2,280,000	2,508,294
Series 2005-LDP3 A4A 4.936% 8/15/42	8,280,000	9,137,584
Series 2005-LDP4 A4 4.918% 10/15/42	13,948,000	15,232,220
Series 2005-LDP5 A4 5.195% 12/15/44	10,685,000	11,996,402
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	5,110,000	5,353,032
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34	30,000	26,783
Series 2005-CIP1 A2 4.96% 7/12/38	113,030	114,989
•Series 2005-CKI1 A6 5.219% 11/12/37	2,050,000	2,296,595
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	4,695,000	5,164,312
•Series 2007-T27 A4 5.657% 6/11/42	29,472,500	34,697,709
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.39% 2/15/33	185,000	181,510
#OBP Depositor Trust Series 2010-OBP A 144A 4.646% 7/15/45	8,545,000	10,002,811
#Timberstar Trust 144A
Series 2006-1A A 5.668% 10/15/36	14,335,000	16,135,634
Series 2006-1A C 5.884% 10/15/36	1,500,000	1,588,728
#WF-RBS Commercial Mortgage Trust Series 2011-C3 A4 144A 4.375% 3/15/44	16,065,000	17,889,374
Total Commercial Mortgage-Backed Securities (cost $357,261,492)		392,301,460

Convertible Bonds – 1.65%
AAR 1.75% exercise price $28.74, expiration date 1/1/26	$3,482,000	3,455,885
Advanced Micro Devices
5.75% exercise price $20.13, expiration date 8/15/12	2,825,000	2,842,656
6.00% exercise price $28.08, expiration date 4/30/15	4,465,000	4,526,394
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	3,532,000	2,512,135
*Alcatel-Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25	5,280,000	5,134,800
*Alere 3.00% exercise price $43.98, expiration date 5/15/16	5,684,000	5,186,650
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16	2,269,000	2,390,959
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27	5,128,000	3,660,110
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	2,319,000	2,098,695
Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	2,065,000	1,817,200
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	3,276,000	2,194,920
#Corporate Office Properties 144A 4.25% exercise price $48.00, expiration date 4/12/30	4,003,000	3,962,970
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	1,634,000	1,115,205
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25	3,099,000	3,122,243
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 9/29/14	1,633,000	2,341,314
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	2,528,000	2,550,120
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	4,093,000	4,410,208
ϕHologic 2.00% exercise price $31.17, expiration date 2/27/42	1,662,000	1,568,513
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	3,024,000	2,763,180
Intel 2.95% exercise price $29.96, expiration date 12/15/35	4,070,000	4,639,800
International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14	2,901,000	3,053,303
Jefferies Group 3.875% exercise price $37.55, expiration date 11/1/29	5,274,000	4,871,858
L-3 Communications Holdings 3.00% exercise price $92.17, expiration date 8/1/35	4,301,000	4,274,119
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14	5,536,000	5,231,519
#Lexington Realty Trust 144A 6.00% exercise price $7.01, expiration date 1/11/30	2,958,000	4,056,158

Linear Technology 3.00% exercise price $42.72 expiration date 5/1/27	7,575,000	7,953,749
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/14/27	7,106,000	6,883,937
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	4,418,000	4,384,865
Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	695,000	0
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	2,624,000	4,801,920
National Retail Properties 3.95% exercise price $23.51, expiration date 9/15/26	1,793,000	2,225,561
#Nuance Communications 144A 2.75% exercise price $32.30, expiration date 11/1/31	1,467,000	1,549,519
NuVasive
2.25% exercise price $44.74, expiration date 3/15/13	3,448,000	3,439,380
2.75% exercise price $42.13, expiration date 6/30/17	4,524,000	4,275,180
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	7,238,000	7,002,764
Pantry 3.00% exercise price $50.09, expiration date 11/15/12	5,105,000	5,124,144
*Peabody Energy 4.75% exercise price $58.19, expiration date 12/15/41	636,000	501,645
PHH 4.00% exercise price $25.80, expiration date 9/1/14	5,554,000	5,477,632
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	1,816,000	1,752,440
*SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	3,688,000	4,116,730
SBA Communications 4.00% exercise price $30.38, expiration date 7/22/14	1,692,000	3,388,230
Steel Dynamics 5.125% exercise price $17.55, expiration date 6/15/14	1,836,000	1,987,470
Transocean 1.50% exercise price $158.97, expiration date 12/15/37	2,371,000	2,359,145
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	2,492,000	3,579,135
Total Convertible Bonds (cost $150,712,880)		154,584,360

Corporate Bonds – 46.24%
Automotive – 0.77%
*America Axle & Manufacturing
7.75% 11/15/19	106,000	113,818
7.875% 3/1/17	6,881,000	7,156,240
ArvinMeritor
*8.125% 9/15/15	8,616,000	8,885,250
10.625% 3/15/18	69,000	72,191
*Chrysler Group 8.25% 6/15/21	6,056,000	6,336,090
*Ford Motor 7.45% 7/16/31	12,734,000	15,869,747
Ford Motor Credit
3.00% 6/12/17	3,695,000	3,682,991
5.00% 5/15/18	12,500,000	13,354,463
7.50% 8/1/12	701,000	701,000
12.00% 5/15/15	10,732,000	13,342,838
Tomkins 9.00% 10/1/18	2,318,000	2,587,468
		72,102,096
Banking – 4.71%
Abbey National Treasury Services 4.00% 4/27/16	9,305,000	9,368,125
AgriBank 9.125% 7/15/19	12,423,000	16,461,245
Bank of America
3.75% 7/12/16	16,230,000	16,824,765
3.875% 3/22/17	17,190,000	17,963,378
BB&T
3.95% 3/22/22	8,365,000	9,009,883
5.25% 11/1/19	20,134,000	23,056,047
•Branch Banking & Trust 0.788% 9/13/16	5,500,000	5,210,695
Capital One Capital V 10.25% 8/15/39	7,422,000	7,718,880
*City National 5.25% 9/15/20	13,865,000	15,040,489
@#CoBank 144A 7.875% 4/16/18	10,520,000	13,175,332
•Fifth Third Capital Trust IV 6.50% 4/15/37	19,171,000	19,218,928
•#HBOS Capital Funding 144A 6.071% 6/29/49	5,876,000	4,039,750
#HSBC Bank 144A 4.75% 1/19/21	12,600,000	14,121,790
HSBC Holdings 4.00% 3/30/22	23,940,000	25,673,999
JPMorgan Chase
4.50% 1/24/22	8,005,000	8,887,735
6.00% 10/1/17	11,420,000	13,306,344
KeyBank 6.95% 2/1/28	19,095,000	23,322,060
KeyCorp 5.10% 3/24/21	8,965,000	10,340,509

Lloyds TSB Bank 4.20% 3/28/17	11,730,000	12,247,399
Morgan Stanley 6.375% 7/24/42	7,485,000	7,544,910
•National City Bank 0.838% 6/7/17	10,600,000	9,939,758
PNC Bank 6.875% 4/1/18	18,049,000	22,009,131
PNC Funding 3.30% 3/8/22	6,090,000	6,434,067
•#PNC Preferred Funding Trust II 144A 1.69% 3/31/49	13,400,000	10,666,936
SunTrust Bank
•0.757% 8/24/15	6,285,000	5,991,516
3.50% 1/20/17	5,890,000	6,162,165
SVB Financial Group 5.375% 9/15/20	5,500,000	6,103,966
U.S. Bancorp 2.95% 7/15/22	8,345,000	8,455,947
U.S. Bank
4.95% 10/30/14	5,005,000	5,449,794
6.30% 2/4/14	2,361,000	2,562,254
•USB Capital IX 3.50% 10/29/49	28,382,000	23,481,280
•Wachovia 0.825% 10/15/16	7,950,000	7,569,155
Wachovia Bank 5.60% 3/15/16	17,070,000	19,221,161
Wells Fargo
2.10% 5/8/17	9,040,000	9,266,542
3.50% 3/8/22	2,800,000	2,991,887
Wells Fargo Bank 4.75% 2/9/15	10,855,000	11,696,512
Zions Bancorporation
4.50% 3/27/17	7,355,000	7,424,681
7.75% 9/23/14	3,805,000	4,148,051
		442,107,066
Basic Industry – 5.36%
*AK Steel 7.625% 5/15/20	3,279,000	2,787,150
Alcoa
5.40% 4/15/21	13,025,000	13,374,018
6.75% 7/15/18	22,359,000	25,430,925
#Anglo American Capital 144A 2.625% 4/3/17	20,155,000	20,382,852
ArcelorMittal
6.50% 2/25/22	8,360,000	8,392,387
10.10% 6/1/19	16,275,000	19,583,821
Barrick Gold 3.85% 4/1/22	32,495,000	34,389,880
Barrick North America Finance 4.40% 5/30/21	5,264,000	5,739,776
Cabot
2.55% 1/15/18	11,815,000	11,970,237
3.70% 7/15/22	4,695,000	4,806,990
Celanese U.S. Holdings 6.625% 10/15/18	2,276,000	2,503,600
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	6,235,000	5,549,150
*•#Cemex SAB 144A 5.461% 9/30/15	8,659,000	8,074,518
Century Aluminum 8.00% 5/15/14	5,096,000	5,121,480
CF Industries
6.875% 5/1/18	11,745,000	14,240,813
7.125% 5/1/20	6,726,000	8,424,315
#CODELCO 144A
3.00% 7/17/22	12,950,000	12,938,047
*4.25% 7/17/42	3,675,000	3,749,658
Compass Minerals International 8.00% 6/1/19	3,601,000	3,916,088
Domtar 4.40% 4/1/22	7,710,000	7,849,705
Dow Chemical 8.55% 5/15/19	35,451,000	48,211,693
#Essar Steel Algoma 144A 9.875% 6/15/15	5,660,000	4,669,500
#FMG Resources August 2006 144A
6.875% 2/1/18	106,000	107,458
*6.875% 4/1/22	1,937,000	1,939,421
*7.00% 11/1/15	5,182,000	5,337,460
Freeport-McMoran Copper & Gold 3.55% 3/1/22	17,231,000	17,429,294
Georgia-Pacific
8.00% 1/15/24	24,421,000	33,609,815
#144A 8.25% 5/1/16	1,890,000	2,052,493
#HD Supply 144A 11.00% 4/15/20	2,915,000	3,184,638

Headwaters 7.625% 4/1/19		6,918,000	6,943,943
Hexion U.S. Finance 8.875% 2/1/18		8,639,000	8,790,183
International Paper
4.75% 2/15/22		23,266,000	26,212,825
6.00% 11/15/41		3,540,000	4,316,364
9.375% 5/15/19		2,347,000	3,183,987
Kinross Gold 5.125% 9/1/21		4,635,000	4,687,533
LyondellBasell Industries
*5.75% 4/15/24		8,525,000	9,697,188
6.00% 11/15/21		4,560,000	5,266,800
#MacDermid 144A 9.50% 4/15/17		4,283,000	4,486,443
Mohawk Industries 6.375% 1/15/16		2,349,000	2,607,390
Momentive Performance Materials
9.00% 1/15/21		95,000	69,825
*11.50% 12/1/16		3,391,000	2,348,268
#Murray Energy 144A 10.25% 10/15/15		4,810,000	4,304,950
Norcraft Finance 10.50% 12/15/15		3,493,000	3,580,325
Nortek 8.50% 4/15/21		6,595,000	6,825,825
Novelis 8.75% 12/15/20		7,055,000	7,866,325
Ply Gem Industries 13.125% 7/15/14		3,323,000	3,439,305
=@Port Townsend 12.431% 8/27/12		629,656	286,493
Ryerson
•7.841% 11/1/14		1,626,000	1,585,350
12.00% 11/1/15		5,485,000	5,539,850
Smurfit Kappa Funding 7.75% 4/1/15		4,041,000	4,101,615
Steel Dynamics
6.75% 4/1/15		2,595,000	2,656,631
7.75% 4/15/16		5,465,000	5,704,094
#Taminco Global Chemical 144A 9.75% 3/31/20		23,000	24,265
Teck Resources
2.50% 2/1/18		2,650,000	2,659,201
3.00% 3/1/19		5,330,000	5,371,825
4.75% 1/15/22		5,860,000	6,363,866
Vale Overseas
4.375% 1/11/22		26,925,000	28,277,388
6.25% 1/23/17		500,000	575,734
			503,540,973
Brokerage – 0.55%
•Bear Stearns
3.905% 12/7/12	AUD	6,340,000	6,647,407
3.945% 4/24/14	AUD	15,000,000	15,434,227
Jefferies Group
6.25% 1/15/36	USD	6,538,000	6,407,240
6.45% 6/8/27		4,100,000	4,100,000
Lazard Group 6.85% 6/15/17		16,889,000	18,979,977
			51,568,851
Capital Goods – 0.96%
#ADT 144A 3.50% 7/15/22		11,750,000	12,154,564
Anixter 10.00% 3/15/14		2,164,000	2,358,760
*Berry Plastics 9.75% 1/15/21		5,246,000	5,901,750
Case New Holland 7.75% 9/1/13		4,069,000	4,343,658
#Consolidated Container 144A 10.125% 7/15/20		3,004,000	3,146,690
#DAE Aviation Holdings 144A 11.25% 8/1/15		235,000	243,225
Embraer 5.15% 6/15/22		3,090,000	3,236,775
Kratos Defense & Security Solutions 10.00% 6/1/17		2,900,000	3,132,000
#Plastipak Holdings 144A 10.625% 8/15/19		3,693,000	4,210,020
Republic Services 3.55% 6/1/22		7,780,000	8,199,233
Reynolds Group Issuer
9.00% 4/15/19		13,490,000	13,793,525
9.875% 8/15/19		235,000	250,275
#Sealed Air 144A
8.125% 9/15/19		6,000	6,765
8.375% 9/15/21		8,000	9,160

TriMas 9.75% 12/15/17	2,924,000	3,274,880
#URS 144A 5.00% 4/1/22	8,655,000	8,774,733
#Votorantim Cimentos 144A 7.25% 4/5/41	16,180,000	17,045,630
		90,081,643
Communications – 5.90%
Affinion Group 7.875% 12/15/18	6,227,000	5,261,815
America Movil
3.125% 7/16/22	7,000,000	7,220,003
5.00% 3/30/20	11,125,000	12,989,939
American Tower
4.50% 1/15/18	1,735,000	1,862,941
4.70% 3/15/22	2,595,000	2,714,448
5.90% 11/1/21	29,665,000	33,700,418
#Brasil Telecom 144A 5.75% 2/10/22	17,413,000	17,935,390
Cablevision Systems
*8.00% 4/15/20	259,000	288,138
8.625% 9/15/17	335,000	384,413
CCO Holdings
7.00% 1/15/19	76,000	83,790
7.375% 6/1/20	2,300,000	2,564,500
8.125% 4/30/20	193,000	219,055
CenturyLink 5.80% 3/15/22	13,225,000	14,060,450
Citizens Communications 6.25% 1/15/13	1,495,000	1,532,375
Clear Channel Communications 9.00% 3/1/21	3,152,000	2,647,680
#Clear Channel Worldwide Holdings 144A 7.625% 3/15/20	4,627,000	4,441,368
#Clearwire Communications 144A 12.00% 12/1/15	10,560,000	10,014,615
#Columbus International 144A 11.50% 11/20/14	8,041,000	8,784,793
Cricket Communications
7.75% 5/15/16	882,000	939,330
*7.75% 10/15/20	6,448,000	6,190,080
Crown Castle International 9.00% 1/15/15	1,893,000	2,074,018
#Crown Castle Towers 144A 4.883% 8/15/20	53,140,000	58,495,714
#Deutsche Telekom International Finance 144A
2.25% 3/6/17	15,590,000	15,779,247
3.125% 4/11/16	10,005,000	10,486,160
#Digicel 144A 8.25% 9/1/17	2,277,000	2,407,928
#Digicel Group 144A
8.875% 1/15/15	2,865,000	2,929,463
9.125% 1/15/15	1,038,000	1,061,355
10.50% 4/15/18	229,000	246,748
DirecTV Holdings 3.80% 3/15/22	23,700,000	25,100,148
DISH DBS
#144A 5.875% 7/15/22	1,529,000	1,582,515
7.125% 2/1/16	415,000	460,131
7.875% 9/1/19	6,206,000	7,245,505
Entravision Communications 8.75% 8/1/17	2,377,000	2,543,390
Intelsat Bermuda 11.25% 2/4/17	7,576,000	7,907,450
Intelsat Bermuda PIK
11.50% 2/4/17	1,239,287	1,293,506
#144A 11.50% 2/4/17	1,975,000	2,061,406
Intelsat Jackson Holdings
7.25% 10/15/20	3,558,000	3,811,508
#144A 7.25% 10/15/20	65,000	69,388
Interpublic Group 4.00% 3/15/22	14,800,000	15,344,152
Level 3 Communications 11.875% 2/1/19	2,970,000	3,318,975
Level 3 Financing 10.00% 2/1/18	4,182,000	4,589,745
MDC Partners 11.00% 11/1/16	312,000	336,960
MetroPCS Wireless 6.625% 11/15/20	2,908,000	2,947,985
#Nara Cable Funding 144A 8.875% 12/1/18	6,560,000	5,805,600
Nexstar Broadcasting 8.875% 4/15/17	224,000	238,560

Nielsen Finance
11.50% 5/1/16		1,928,000	2,178,640
11.625% 2/1/14		1,527,000	1,748,415
NII Capital
7.625% 4/1/21		6,077,000	4,679,290
8.875% 12/15/19		1,557,000	1,245,600
#Oi 144A 9.75% 9/15/16	BRL	21,518,000	10,982,320
#ONO Finance II 144A 10.875% 7/15/19	USD	2,094,000	1,622,850
PAETEC Holding
8.875% 6/30/17		3,896,000	4,236,900
9.875% 12/1/18		98,000	110,985
Qwest 6.75% 12/1/21		12,490,000	14,594,952
#Sinclair Television Group 144A 9.25% 11/1/17		3,400,000	3,791,000
#Sirius XM Radio 144A 8.75% 4/1/15		4,500,000	5,130,000
Sprint Capital 8.75% 3/15/32		3,465,000	3,465,000
Sprint Nextel
6.00% 12/1/16		2,955,000	3,006,713
8.375% 8/15/17		3,285,000	3,605,288
#144A 9.125% 3/1/17		5,201,000	5,812,118
Telecom Italia Capital 5.25% 10/1/15		6,095,000	6,095,000
Telefonica Emisiones 6.421% 6/20/16		23,950,000	23,743,406
Telesat Canada
#144A 6.00% 5/15/17		3,660,000	3,806,400
12.50% 11/1/17		1,932,000	2,163,840
Time Warner Cable 8.25% 4/1/19		14,091,000	18,772,931
#Univision Communications 144A 6.875% 5/15/19		5,325,000	5,564,625
#UPC Holding 144A 9.875% 4/15/18		2,304,000	2,557,440
#UPCB Finance III 144A 6.625% 7/1/20		9,469,000	9,871,433
Videotron Ltee 9.125% 4/15/18		2,093,000	2,297,068
#VimpelCom Holdings 144A
•4.461% 6/29/14		11,790,000	11,742,026
7.504% 3/1/22		2,644,000	2,584,510
Virgin Media Finance 8.375% 10/15/19		3,394,000	3,856,433
Virgin Media Secured Finance
5.25% 1/15/21		1,010,000	1,152,986
6.50% 1/15/18		35,143,000	38,833,014
#Vivendi 144A
3.45% 1/12/18		400,000	392,032
6.625% 4/4/18		26,463,000	29,585,289
#Wind Acquisition Finance 144A 11.75% 7/15/17		4,686,000	3,912,810
Windstream
7.875% 11/1/17		1,816,000	2,004,410
8.125% 8/1/13		1,945,000	2,064,131
#XM Satellite Radio 144A 13.00% 8/1/13		4,454,000	4,966,210
			554,149,163
Consumer Cyclical – 2.21%
CKE Restaurants 11.375% 7/15/18		4,577,000	5,280,714
#Daimler Finance North America 144A 2.25% 7/31/19		12,115,000	12,056,654
Dave & Buster's 11.00% 6/1/18		1,775,000	1,963,594
Delphi 6.125% 5/15/21		6,275,000	6,878,969
Dollar General 4.125% 7/15/17		2,375,000	2,475,938
*eBay
2.60% 7/15/22		19,015,000	19,433,785
4.00% 7/15/42		8,575,000	8,671,683
Express 8.75% 3/1/18		84,000	91,035
#Ford Motor Credit 144A 3.984% 6/15/16		6,710,000	6,931,329
Hanesbrands 6.375% 12/15/20		5,070,000	5,443,913
Historic TW 6.875% 6/15/18		23,194,000	29,244,200
Host Hotels & Resorts
#144A 5.25% 3/15/22		5,645,000	6,004,869
*5.875% 6/15/19		3,275,000	3,610,688
6.00% 11/1/20		5,120,000	5,689,600
6.00% 10/1/21		5,645,000	6,364,738

Ingles Markets 8.875% 5/15/17	3,502,000	3,843,445
Levi Strauss 7.625% 5/15/20	1,380,000	1,478,325
Lowe's 3.12% 4/15/22	12,850,000	13,566,786
Macy’s Retail Holdings 5.90% 12/1/16	11,621,000	13,584,240
OSI Restaurant Partners 10.00% 6/15/15	3,855,000	3,970,689
*Quiksilver 6.875% 4/15/15	5,891,000	5,566,995
*Rite Aid 9.25% 3/15/20	1,815,000	1,842,225
#Sealy Mattress 144A 10.875% 4/15/16	1,012,000	1,098,020
Target 4.00% 7/1/42	11,896,000	12,796,920
Time Warner 4.70% 1/15/21	250,000	288,672
Tops Markets 10.125% 10/15/15	2,389,000	2,544,285
Western Union 3.65% 8/22/18	7,015,000	7,683,444
Wyndham Worldwide
4.25% 3/1/22	4,805,000	4,929,829
5.625% 3/1/21	6,755,000	7,475,400
5.75% 2/1/18	6,462,000	7,244,044
		208,055,028
Consumer Non-Cyclical – 4.82%
Amgen 5.375% 5/15/43	13,835,000	15,837,644
Anheuser-Busch InBev Worldwide
1.375% 7/15/17	5,265,000	5,323,868
3.75% 7/15/42	6,775,000	7,146,026
Boston Scientific 6.00% 1/15/20	9,415,000	11,368,283
*#BRF-Brasil Foods 144A 5.875% 6/6/22	14,765,000	15,687,813
Cardinal Health
*1.90% 6/15/17	3,400,000	3,456,811
3.20% 6/15/22	7,020,000	7,251,119
CareFusion 6.375% 8/1/19	35,940,000	43,330,523
Celgene
2.45% 10/15/15	4,630,000	4,786,726
3.95% 10/15/20	11,675,000	12,559,124
#Coazucar 144A 6.375% 8/2/22	2,075,000	2,124,281
Constellation Brands 6.00% 5/1/22	5,325,000	5,904,094
Del Monte 7.625% 2/15/19	7,188,000	7,170,030
#Dole Food 144A 8.00% 10/1/16	3,055,000	3,207,750
Energizer Holdings 4.70% 5/24/22	19,025,000	20,390,938
#Express Scripts Holding 144A
2.65% 2/15/17	8,970,000	9,212,809
3.50% 11/15/16	4,105,000	4,357,864
3.90% 2/15/22	4,185,000	4,507,843
4.75% 11/15/21	2,630,000	3,008,431
#Heineken 144A 3.40% 4/1/22	18,295,000	19,036,954
Jarden
6.125% 11/15/22	2,145,000	2,308,556
7.50% 1/15/20	2,320,000	2,572,300
Koninklijke Philips Electronics 3.75% 3/15/22	10,310,000	11,135,006
•Kraft Foods 1.333% 7/10/13	16,705,000	16,802,674
#Kraft Foods Group 144A
3.50% 6/6/22	12,905,000	13,705,587
5.00% 6/4/42	9,000,000	10,192,779
Kroger 3.40% 4/15/22	11,920,000	12,098,407
Molson Coors Brewing
3.50% 5/1/22	7,370,000	7,921,092
5.00% 5/1/42	1,100,000	1,310,752
NBTY 9.00% 10/1/18	7,168,000	7,992,320
#Pernod-Ricard 144A
2.95% 1/15/17	6,365,000	6,573,925
4.45% 1/15/22	12,384,000	13,463,773
5.50% 1/15/42	2,920,000	3,318,384
5.75% 4/7/21	3,390,000	3,966,086
Quest Diagnostics
4.70% 4/1/21	15,330,000	17,574,879
4.75% 1/30/20	2,035,000	2,317,067

#SABMiller Holdings 144A
2.45% 1/15/17	8,225,000	8,577,458
3.75% 1/15/22	27,275,000	29,971,788
Safeway 4.75% 12/1/21	13,650,000	13,332,569
Scotts Miracle-Gro 6.625% 12/15/20	3,518,000	3,834,620
Tyson Foods 4.50% 6/15/22	11,675,000	11,850,125
#Woolworths 144A
3.15% 4/12/16	4,045,000	4,222,859
4.55% 4/12/21	4,335,000	4,893,326
Yale University 2.90% 10/15/14	4,905,000	5,167,197
Zimmer Holdings
3.375% 11/30/21	12,500,000	13,231,888
4.625% 11/30/19	16,726,000	19,255,021
		453,259,369
Electric – 3.31%
Ameren Illinois 9.75% 11/15/18	17,440,000	23,748,607
#American Transmission Systems 144A 5.25% 1/15/22	20,345,000	23,249,981
Baltimore Gas & Electric 3.50% 11/15/21	7,701,000	8,391,965
CenterPoint Energy 5.95% 2/1/17	11,365,000	13,088,877
#Centrais Eletricas Brasileiras 144A 5.75% 10/27/21	23,161,000	26,114,029
CMS Energy
4.25% 9/30/15	6,995,000	7,358,334
6.25% 2/1/20	8,285,000	9,414,784
ComEd Financing III 6.35% 3/15/33	9,274,000	9,559,194
Duquense Light Holdings 5.50% 8/15/15	3,168,000	3,361,454
Florida Power 5.65% 6/15/18	2,785,000	3,375,562
•FPL Group Capital 6.35% 10/1/66	16,936,000	17,629,461
Great Plains Energy 5.292% 6/15/22	15,025,000	16,639,256
•Integrys Energy Group 6.11% 12/1/66	7,815,000	8,096,176
Ipalco Enterprises 5.00% 5/1/18	5,745,000	5,946,075
Jersey Central Power & Light 5.625% 5/1/16	3,240,000	3,734,780
LG&E & KU Energy
3.75% 11/15/20	12,102,000	12,613,890
4.375% 10/1/21	16,415,000	17,983,256
*PacifiCorp 2.95% 2/1/22	10,705,000	11,365,937
Pennsylvania Electric 5.20% 4/1/20	9,953,000	11,357,269
PPL Capital Funding
4.20% 6/15/22	3,410,000	3,559,781
•6.70% 3/30/67	6,100,000	6,243,435
Public Service Company of Oklahoma 5.15% 12/1/19	14,625,000	17,103,455
•Puget Sound Energy 6.974% 6/1/67	18,119,000	19,065,428
SCANA 4.125% 2/1/22	10,490,000	10,822,963
•Wisconsin Energy 6.25% 5/15/67	20,260,000	21,396,363
		311,220,312
Energy – 4.89%
American Petroleum Tankers Parent 10.25% 5/1/15	285,000	299,250
AmeriGas Finance
6.50% 5/20/21	1,467,000	1,533,015
6.75% 5/20/20	1,290,000	1,367,400
7.00% 5/20/22	1,521,000	1,619,865
Antero Resources Finance 9.375% 12/1/17	2,575,000	2,858,250
Apache 4.75% 4/15/43	8,620,000	10,230,880
Chesapeake Energy
*6.125% 2/15/21	4,000	3,930
6.625% 8/15/20	25,000	25,000
*Comstock Resources 7.75% 4/1/19	2,282,000	2,213,540
#Continental Resources 144A 5.00% 9/15/22	3,845,000	4,018,025
Copano Energy
7.125% 4/1/21	60,000	62,550
7.75% 6/1/18	3,556,000	3,742,690
Crosstex Energy
#144A 7.125% 6/1/22	97,000	95,303
8.875% 2/15/18	188,000	199,633

Devon Energy 4.75% 5/15/42	3,805,000	4,298,067
Ecopetrol 7.625% 7/23/19	13,942,000	18,124,600
#ENI 144A 4.15% 10/1/20	17,210,000	17,132,607
*Forest Oil 7.25% 6/15/19	3,866,000	3,750,020
#Helix Energy Solutions Group 144A 9.50% 1/15/16	3,204,000	3,360,195
#Hercules Offshore 144A
7.125% 4/1/17	37,000	37,139
10.50% 10/15/17	6,538,000	6,603,380
#Hilcorp Energy I 144A
7.625% 4/15/21	2,640,000	2,890,800
8.00% 2/15/20	242,000	268,015
Holly 9.875% 6/15/17	4,262,000	4,741,475
Inergy 6.875% 8/1/21	2,400,000	2,478,000
#IPIC GMTN 144A 5.50% 3/1/22	7,350,000	8,254,050
Linn Energy
#144A 6.25% 11/1/19	1,435,000	1,422,444
#144A 6.50% 5/15/19	1,210,000	1,213,025
8.625% 4/15/20	2,780,000	3,030,200
Lukoil International Finance 6.125% 11/9/20	12,580,000	13,922,663
Newfield Exploration 5.625% 7/1/24	2,085,000	2,225,738
Pemex Project Funding Master Trust 6.625% 6/15/35	4,660,000	5,999,517
Petrobras International Finance
3.50% 2/6/17	7,264,000	7,521,959
3.875% 1/27/16	9,285,000	9,698,990
5.375% 1/27/21	22,120,000	24,855,846
Petrohawk Energy 7.25% 8/15/18	12,263,000	13,894,506
Petroleos de Venezuela 9.00% 11/17/21	78,025,000	58,518,750
#Petroleos Mexicanos 144A 5.50% 6/27/44	14,220,000	15,890,850
Petroleum Development 12.00% 2/15/18	3,355,000	3,573,075
Pioneer Drilling 9.875% 3/15/18	181,000	195,480
Pride International 6.875% 8/15/20	38,285,000	48,135,539
*Quicksilver Resources 9.125% 8/15/19	3,211,000	2,873,845
Range Resources
5.00% 8/15/22	162,000	167,063
5.75% 6/1/21	1,840,000	1,964,200
8.00% 5/15/19	5,208,000	5,793,900
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	6,158,126	6,696,962
#Samson Investment 144A 9.75% 2/15/20	1,659,000	1,723,286
SandRidge Energy
7.50% 3/15/21	1,868,000	1,914,700
#144A 8.125% 10/15/22	2,993,000	3,116,461
8.75% 1/15/20	30,000	32,100
#Schlumberger Investment 144A 2.40% 8/1/22	17,975,000	18,071,004
#Sinopec Group Overseas Development 2012 144A 2.75% 5/17/17	10,055,000	10,424,119
Talisman Energy 5.50% 5/15/42	13,725,000	15,296,801
Transocean
5.50% 12/15/16	23,760,000	26,331,925
6.375% 12/15/21	730,000	879,820
Weatherford International
4.05% 4/15/22	19,700,000	20,650,170
9.625% 3/1/19	10,546,000	13,878,578
#Woodside Finance 144A
8.125% 3/1/14	4,095,000	4,482,948
8.75% 3/1/19	11,176,000	14,517,825
		459,121,968
Finance Companies – 1.82%
#CDP Financial 144A
4.40% 11/25/19	20,171,000	23,247,905
5.60% 11/25/39	3,130,000	4,053,563
E Trade Financial 12.50% 11/30/17	7,517,000	8,644,550

General Electric Capital
2.30% 4/27/17		6,045,000	6,186,459
#144A 3.80% 6/18/19		8,320,000	8,598,787
5.50% 2/1/17	NZD	8,950,000	7,591,222
5.875% 1/14/38	USD	1,000	1,220
6.00% 8/7/19		38,621,000	46,616,241
•6.25% 12/15/49		12,300,000	12,633,330
•7.125% 12/15/49		8,000,000	8,688,768
•#ILFC E-Capital Trust I 144A 4.28% 12/21/65		6,984,000	4,853,880
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		3,001,000	2,265,755
International Lease Finance
5.875% 4/1/19		3,856,000	4,028,660
6.25% 5/15/19		3,232,000	3,413,800
6.625% 11/15/13		170,000	178,500
8.25% 12/15/20		3,395,000	3,989,125
8.75% 3/15/17		6,429,000	7,513,894
Nuveen Investments 10.50% 11/15/15		6,680,000	6,813,600
#Temasek Financial I 144A 2.375% 1/23/23		11,275,000	11,315,748
			170,635,007
Healthcare – 0.63%
Accellent 8.375% 2/1/17		2,810,000	2,936,450
#AMGH Merger Sub 144A 9.25% 11/1/18		4,250,000	4,590,000
Bio-Rad Laboratories 8.00% 9/15/16		2,021,000	2,223,100
Biomet
#144A 6.50% 8/1/20		3,430,000	3,541,475
11.625% 10/15/17		3,587,000	3,878,444
Biomet PIK 10.375% 10/15/17		2,864,000	3,078,800
Community Health Systems 8.00% 11/15/19		2,206,000	2,399,025
HCA 7.50% 2/15/22		6,464,000	7,288,160
HCA Holdings 7.75% 5/15/21		7,174,000	7,846,562
#Kinetic Concepts 144A
10.50% 11/1/18		135,000	143,438
12.50% 11/1/19		5,283,000	4,913,190
#MultiPlan 144A 9.875% 9/1/18		6,726,000	7,423,822
#Mylan 144A 6.00% 11/15/18		5,615,000	6,078,238
Radnet Management 10.375% 4/1/18		2,660,000	2,686,600
			59,027,304
Insurance – 2.02%
Alleghany 4.95% 6/27/22		6,955,000	7,341,921
American International Group
4.875% 6/1/22		3,855,000	4,112,098
5.85% 1/16/18		1,300,000	1,465,760
•8.175% 5/15/58		1,778,000	2,035,810
8.25% 8/15/18		10,795,000	13,332,311
•Chubb 6.375% 3/29/67		13,273,000	13,936,650
Coventry Health Care 5.45% 6/15/21		16,755,000	19,150,847
#Highmark 144A
4.75% 5/15/21		5,710,000	5,936,230
6.125% 5/15/41		2,145,000	2,382,445
*•ING Groep 5.775% 12/29/49		6,320,000	5,609,000
#ING US 144A 5.50% 7/15/22		7,585,000	7,755,003
#Liberty Mutual Group 144A
4.95% 5/1/22		14,900,000	15,287,220
6.50% 5/1/42		5,660,000	6,095,254
•7.00% 3/15/37		3,778,000	3,419,090
MetLife
6.40% 12/15/36		35,000	36,732
6.817% 8/15/18		10,550,000	13,071,176
#MetLife Capital Trust X 144A 9.25% 4/8/38		11,710,000	14,637,500
#Metropolitan Life Global Funding I 144A 3.875% 4/11/22		2,760,000	2,982,158

Prudential Financial
3.875% 1/14/15	4,320,000	4,526,742
4.50% 11/15/20	3,640,000	3,974,855
4.50% 11/16/21	3,310,000	3,621,160
6.00% 12/1/17	7,845,000	9,218,346
‡t=#Twin Reefs Pass Through Trust 144A 0.00% 12/29/49	1,900,000	0
WellPoint
3.125% 5/15/22	10,840,000	10,894,243
4.625% 5/15/42	1,895,000	1,966,860
•XL Group 6.50% 12/31/49	5,319,000	4,640,828
•#ZFS Finance USA Trust II 144A 6.45% 12/15/65	12,255,000	12,683,925
		190,114,164
Natural Gas – 2.51%
*#CNOOC Finance 2012 144A 3.875% 5/2/22	15,220,000	16,451,450
El Paso Pipeline Partners Operating 6.50% 4/1/20	12,790,000	15,092,673
•Enbridge Energy Partners 8.50% 10/1/37	18,785,000	20,981,906
Energy Transfer Partners 9.70% 3/15/19	8,635,000	11,222,366
Enterprise Products Operating
•7.034% 1/15/68	26,630,000	29,059,720
•8.375% 8/1/66	1,492,000	1,635,132
9.75% 1/31/14	3,046,000	3,435,041
Kinder Morgan Energy Partners
3.95% 9/1/22	10,030,000	10,603,756
6.375% 3/1/41	315,000	388,566
9.00% 2/1/19	16,492,000	21,602,970
NiSource Finance 5.80% 2/1/42	10,475,000	12,391,705
#Pertamina Persero 144A
4.875% 5/3/22	6,495,000	6,835,988
6.00% 5/3/42	11,710,000	12,602,888
Plains All American Pipeline 8.75% 5/1/19	14,204,000	18,945,920
•TransCanada Pipelines 6.35% 5/15/67	27,180,000	28,401,877
Williams Partners
4.00% 11/15/21	9,090,000	9,733,872
7.25% 2/1/17	13,298,000	16,016,470
		235,402,300
Real Estate – 1.76%
Alexandria Real Estate Equities 4.60% 4/1/22	13,785,000	14,323,649
Boston Properties 3.85% 2/1/23	10,885,000	11,484,524
Brandywine Operating Partnership 4.95% 4/15/18	10,955,000	11,639,622
Developers Diversified Realty
4.625% 7/15/22	3,655,000	3,735,165
4.75% 4/15/18	7,770,000	8,279,153
7.50% 4/1/17	5,330,000	6,139,696
7.875% 9/1/20	9,374,000	11,593,126
9.625% 3/15/16	3,656,000	4,446,116
Digital Realty Trust
5.25% 3/15/21	16,343,000	18,050,793
5.875% 2/1/20	7,425,000	8,413,854
Liberty Property 4.125% 6/15/22	6,240,000	6,470,818
Mack-Cali Realty 4.50% 4/18/22	8,860,000	9,365,995
#Qatari Diar Finance 144A 5.00% 7/21/20	7,392,000	8,437,968
Regency Centers
4.80% 4/15/21	9,255,000	10,103,073
5.875% 6/15/17	2,168,000	2,488,181
UDR 4.625% 1/10/22	9,500,000	10,298,589
•#USB Realty 144A 1.602% 12/22/49	4,700,000	3,937,002
#WEA Finance 144A 4.625% 5/10/21	14,750,000	15,975,666
		165,182,990
Services – 1.12%
*Ameristar Casinos 7.50% 4/15/21	5,515,000	5,969,988
#Ashtead Capital 144A 9.00% 8/15/16	3,721,000	3,846,584
Casella Waste Systems 11.00% 7/15/14	2,251,000	2,397,315
#Equinox Holdings 144A 9.50% 2/1/16	1,309,000	1,395,721

FTI Consulting
6.75% 10/1/20	3,665,000	3,866,575
7.75% 10/1/16	1,035,000	1,073,813
Geo Group 6.625% 2/15/21	4,087,000	4,322,003
Harrah's Operating 11.25% 6/1/17	2,161,000	2,350,088
Iron Mountain
7.75% 10/1/19	1,550,000	1,728,250
8.00% 6/15/20	2,163,000	2,314,410
8.375% 8/15/21	39,000	43,388
Kansas City Southern de Mexico
6.125% 6/15/21	61,000	68,320
8.00% 2/1/18	1,638,000	1,846,845
M/I Homes 8.625% 11/15/18	4,535,000	4,852,450
MGM Resorts International
7.75% 3/15/22	111,000	111,833
10.375% 5/15/14	220,000	250,800
*11.375% 3/1/18	11,732,000	13,609,119
13.00% 11/15/13	3,503,000	4,002,178
Mobile Mini 6.875% 5/1/15	2,306,000	2,345,640
PHH 9.25% 3/1/16	10,491,000	11,382,734
Pinnacle Entertainment
7.75% 4/1/22	67,000	72,025
*8.75% 5/15/20	2,608,000	2,849,240
Royal Caribbean Cruises 7.00% 6/15/13	4,625,000	4,833,125
*Ryland Group 8.40% 5/15/17	4,694,000	5,421,570
#ServiceMaster 144A 10.75% 7/15/15	1,790,000	1,848,193
Standard Pacific 10.75% 9/15/16	4,652,000	5,617,290
#United Air Lines 144A 12.00% 11/1/13	5,585,000	5,850,288
UR Merger Sub
#144A 5.75% 7/15/18	30,000	31,425
#144A 7.625% 4/15/22	49,000	52,246
8.25% 2/1/21	145,000	158,050
10.25% 11/15/19	6,046,000	6,847,095
West 7.875% 1/15/19	2,169,000	2,323,541
Wynn Las Vegas 7.75% 8/15/20	1,030,000	1,148,450
		104,830,592
Technology – 1.66%
*Amkor Technology 7.375% 5/1/18	2,415,000	2,505,563
Applied Materials 4.30% 6/15/21	600,000	684,117
Aspect Software 10.625% 5/15/17	172,000	184,040
Avaya
*#7.00% 4/1/19	3,081,000	2,792,156
*9.75% 11/1/15	4,954,000	3,888,890
10.125% 11/1/15	1,071,000	848,768
CDW 12.535% 10/12/17	3,621,000	3,901,628
Fidelity National Information Services 7.875% 7/15/20	1,408,000	1,594,560
First Data
#144A 7.375% 6/15/19	31,000	32,511
*9.875% 9/24/15	6,006,000	6,126,120
10.55% 9/24/15	3,495,000	3,599,850
*11.25% 3/31/16	3,534,000	3,383,805
GXS Worldwide 9.75% 6/15/15	10,185,000	10,465,088
Jabil Circuit 7.75% 7/15/16	1,178,000	1,362,063
#Lawson Software 144A 9.375% 4/1/19	1,472,000	1,582,400
*MagnaChip Semiconductor 10.50% 4/15/18	233,000	259,795
Motorola Solutions 3.75% 5/15/22	21,640,000	22,201,492
National Semiconductor 6.60% 6/15/17	24,882,000	31,185,331
#Samsung Electronics America 144A 1.75% 4/10/17	11,685,000	11,802,224
#Seagate Technology International 144A 10.00% 5/1/14	10,270,000	11,451,050
Symantec 4.20% 9/15/20	9,630,000	10,092,124
Tyco Electronics Group 3.50% 2/3/22	11,095,000	11,527,328
#Unisys 144A 12.75% 10/15/14	1,828,000	1,983,380
Xerox 6.35% 5/15/18	11,188,000	13,026,882
		156,481,165

Transportation – 0.91%
#Brambles USA 144A
3.95% 4/1/15		20,145,000	21,122,898
5.35% 4/1/20		7,310,000	8,298,561
Burlington Northern Santa Fe 5.65% 5/1/17		2,095,000	2,471,444
#ERAC USA Finance 144A 5.25% 10/1/20		30,240,000	34,277,039
#Kazakhstan Temir Zholy Finance 144A 6.95% 7/10/42		2,355,000	2,608,163
#Penske Truck Leasing 144A
3.75% 5/11/17		10,150,000	10,303,986
4.875% 7/11/22		3,785,000	3,787,858
*#Transnet 4.00% 7/26/22		3,090,000	3,090,000
			85,959,949
Utilities – 0.33%
AES
#144A 7.375% 7/1/21		75,000	86,156
8.00% 6/1/20		2,442,000	2,881,560
#Calpine 144A
7.50% 2/15/21		93,000	103,928
7.875% 7/31/20		4,205,000	4,762,163
7.875% 1/15/23		60,000	68,550
Elwood Energy 8.159% 7/5/26		2,911,211	2,907,572
GenOn Energy 9.875% 10/15/20		4,116,000	4,527,600
*Mirant Americas Generation 8.50% 10/1/21		5,813,000	6,074,584
NRG Energy
7.625% 1/15/18		925,000	989,750
7.875% 5/15/21		3,694,000	3,943,345
Puget Energy 6.00% 9/1/21		4,685,000	5,190,886
			31,536,094
Total Corporate Bonds (cost $4,110,196,509)			4,344,376,034

Municipal Bond – 0.00%
Oregon State Taxable Pension 5.892% 6/1/27		305,000	392,788
Total Municipal Bond (cost $305,000)			392,788

Non-Agency Asset-Backed Securities – 1.51%
•Ally Master Owner Trust Series 2011-1 A1 1.119% 1/15/16		10,500,000	10,564,951
Ameriquest Mortgage Securities Series 2003-8 AF4 5.82% 10/25/33		65,676	66,674
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		5,455,000	5,572,614
•Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.299% 11/15/19		1,500,000	1,484,064
Series 2007-A7 A7 5.75% 7/15/20		27,750,000	33,876,145
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21		4,200,000	4,380,029
#CIT Equipment Collateral Series 2010-VT1A A3 144A 2.41% 5/15/13		347,193	347,513
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39		3,938,000	5,456,934
Citicorp Residential Mortgage Securities
Series 2006-3 A4 5.703% 11/25/36		5,370,355	5,188,730
Series 2006-3 A5 5.95% 11/25/36		5,800,000	4,949,053
Citifinancial Mortgage Securities Series 2003-2 AF4 4.60% 5/25/33		253,832	225,167
•#CNH Wholesale Master Note Trust Series 2011-1A A 144A 1.049% 12/15/15		11,750,000	11,781,745
Contimortgage Home Equity Trust Series 1996-4 A8 7.22% 1/15/28		6,657	6,542
Countrywide Asset-Backed Certificates Series 2006-13 1AF3 5.944% 1/25/37		27,333	17,835
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		1,980,000	2,409,751
Series 2012-A1 A1 0.81% 8/15/17		10,010,000	10,085,996
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17		2,000,000	2,004,554
#Ford Auto Securitization Trust Series 2011-R1A A3 144A 3.02% 2/15/16	CAD	5,165,000	5,251,495
GE Capital Credit Card Master Note Trust Series 2012-2A 2.22% 1/15/22	USD	4,945,000	5,081,873
#Golden Credit Card Trust Series 2012-2A A1 144A 1.77% 1/15/19		8,045,000	8,232,297
Harley-Davidson Motorcycle Trust Series 2008-1 A4 4.90% 12/15/13		277,672	278,150
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		480,836	485,339
Mid-State Trust Series 11 A1 4.864% 7/15/38		390,916	403,374
•RASC Trust
Series 2006-EMX1 A2 0.476% 1/25/36		2,742,955	2,482,852
Series 2006-KS3 AI3 0.416% 4/25/36		47,002	43,320

#Sonic Capital Series 2011-1A A2 144A 5.438% 5/20/41	9,355,675	9,938,829
•#Trafigura Securitisation Finance Series 2012-1A A 144A 2.649% 10/15/15	6,960,000	7,035,864
World Financial Network Credit Card Master Trust Series 2012-B A 1.76% 5/17/21	4,565,000	4,565,457
Total Non-Agency Asset-Backed Securities (cost $137,139,800)		142,217,147

Non-Agency Collateralized Mortgage Obligations – 0.41%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	1,267,815	1,231,743
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	474,623	467,167
Series 2005-3 2A1 5.50% 4/25/20	387,197	397,296
Series 2005-6 7A1 5.50% 7/25/20	1,416,769	1,435,655
Bank of America Funding Series 2006-5 2A10 5.75% 9/25/36	912,361	909,884
•Bank of America Mortgage Securities
Series 2003-D 1A2 2.997% 5/25/33	728	596
Series 2003-E 2A2 3.133% 6/25/33	150,159	149,212
Series 2005-I 2A2 2.747% 10/25/35	26,966	2,327
Chase Mortgage Finance
Series 2003-S8 A2 5.00% 9/25/18	221,880	231,156
•Series 2005-A1 3A1 5.027% 12/25/35	1,008,908	881,767
•Chaseflex Trust Series 2006-1 A4 6.23% 6/25/36	6,119,000	4,850,293
Citicorp Mortgage Securities
Series 2006-3 1A9 5.75% 6/25/36	1,001,934	1,001,427
Series 2006-4 3A1 5.50% 8/25/21	655,714	657,193
•Citigroup Mortgage Loan Trust Series 2004-UST1 A6 5.06% 8/25/34	832,813	849,363
Countrywide Alternative Loan Trust Series 2005-57CB 4A3 5.50% 12/25/35	588,367	461,276
t•Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-21 A1 3.103% 5/25/33	57,868	58,274
Series 2004-HYB2 2A 2.942% 7/20/34	186,596	142,736
Series 2004-HYB5 3A1 3.006%4/20/35	189,688	138,811
Credit Suisse First Boston Mortgage Securities Series 2004-1 3A1 7.00% 2/25/34	87,920	93,077
First Horizon Asset Securities Series 2004-5 2A1 6.25% 8/25/17	52,309	54,169
•#GSMPS Mortgage Loan Trust 144A
Series 1998-3 A 7.75% 9/19/27	78,582	83,290
•GSR Mortgage Loan Trust
Series 2004-9 4A1 2.697% 8/25/34	156,345	144,990
Series 2006-AR1 3A1 4.968% 1/25/36	927,712	778,269
•JPMorgan Mortgage Trust
Series 2005-A2 5A1 4.273% 4/25/35	58,104	58,808
Series 2005-A8 1A1 5.287% 11/25/35	753,172	713,712
Series 2005-A8 2A1 2.565% 11/25/35	560,978	558,766
Series 2006-A2 3A3 5.551% 4/25/36	2,313,003	2,028,258
Series 2007-A1 7A4 2.972% 7/25/35	172,789	81,281
•MASTR ARM Trust
Series 2003-6 1A2 2.70% 12/25/33	52,562	50,994
Series 2004-10 2A2 3.32% 10/25/34	72,839	38,612
Series 2005-6 7A1 5.318% 6/25/35	1,422,280	1,431,587
Series 2005-7 2A2 2.675% 9/25/35	11,494	688
Series 2006-2 4A1 4.151% 2/25/36	328,589	293,000
tWashington Mutual Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2 6.00% 3/25/35	460,979	190,912
tWashington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18	577,220	599,156
Series 2004-CB3 1A 6.00% 10/25/34	535,053	557,425
•Series 2006-AR14 2A1 5.00% 11/25/36	6,627,095	5,296,373
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-18 1A1 5.50% 1/25/36	1,226,518	1,161,054
Series 2006-2 3A1 5.75% 3/25/36	4,492,468	4,411,154
Series 2006-3 A11 5.50% 3/25/36	3,174,181	3,165,716
•Series 2006-AR5 2A1 2.614% 4/25/36	2,833,309	2,275,008
Series 2007-8 2A6 6.00% 7/25/37	315,312	286,460
Series 2007-14 1A1 6.00% 10/25/37	250,094	243,976
Total Non-Agency Collateralized Mortgage Obligations (cost $35,906,828)		38,462,911

ΔRegional Bonds – 2.97%
Australia – 2.00%
New South Wales Treasury
6.00% 4/1/19	AUD	33,376,000	40,229,218
6.00% 3/1/22	AUD	14,902,000	18,185,972
Queensland Treasury
6.00% 9/14/17	AUD	21,648,000	25,374,192
6.25% 6/14/19	AUD	56,838,000	68,940,707
6.25% 2/21/20	AUD	24,067,000	28,527,133
Western Australia Treasury 7.00% 7/15/21	AUD	5,147,000	6,679,168
			187,936,390
Canada – 0.97%
Province of Ontario
3.15% 6/2/22	CAD	44,777,000	46,448,549
4.00% 6/2/21	CAD	37,290,000	41,394,428
Province of Quebec 4.25% 12/1/21	CAD	3,235,000	3,620,253
			91,463,230
Total Regional Bonds (cost $264,914,740)			279,399,620

«Senior Secured Loans – 5.24%
Alliance HealthCare Services 7.25% 6/1/16	USD	2,922,258	2,727,446
Allied Security Holdings Tranche 2L 8.50% 1/21/18		2,715,000	2,709,909
Anchor Glass Container 6.00% 2/3/16		3,909,708	3,926,011
Aspect Software Tranche B 6.25% 5/7/16		3,461,830	3,470,485
Avaya
Trance B-3 4.814% 10/27/17		6,552,684	5,715,415
Tranche B1 3.034% 10/26/14		3,715,182	3,450,476
Avis Budget Car Rental Tranche B 6.25% 6/13/18		2,664,769	2,688,085
Bausch & Lomb
4.75% 6/27/15		1,473,000	1,474,849
Trance B 4.75% 4/17/19		8,420,000	8,427,915
BNY ConvergEx Group
8.75% 11/29/17		1,695,142	1,621,691
8.75% 12/16/17		4,039,858	3,864,811
Brickman Group Holdings Tranche B1 5.50% 10/14/16		5,016,273	5,039,272
Brock Holdings III
1.00% 2/15/18		7,951,797	7,912,038
Tranche B 6.00% 2/15/17		2,845,722	2,844,299
Burlington Coat Factory Warehouse 5.75% 5/1/17		12,983,883	12,980,637
Caesars Entertainment Tranche B6 5.494% 1/28/18		10,044,000	8,862,575
Cengage Learning Acquisitions 7.50% 7/7/14		3,319,231	3,173,185
Chesapeake Energy 8.50% 12/2/17		7,305,000	7,297,220
Chrysler Group Tranche B 6.00% 4/28/17		11,070,290	11,266,013
Clear Channel Communication
Tranche A 3.639% 7/30/14		14,752,340	13,289,424
Tranche B 3.889% 1/29/16		6,279,940	4,781,923
Community Health Systems 3.819% 1/25/17		3,425,000	3,409,433
Consolidated Container Tranche B 6.25% 6/17/19		11,470,000	11,537,616
@Constellation Brands Tranche B 6.50% 6/28/20		9,070,000	9,070,000
Covanta Energy Tranche B 4.00% 3/1/19		1,112,213	1,112,073
Datatel Tranche B 6.25% 6/5/18		2,084,775	2,107,186
DaVita Tranche B 4.50% 10/20/16		6,762,835	6,764,966
Delos Aircraft 4.75% 3/17/16		1,750,000	1,769,670
Delta Air Lines Tranche B 5.50% 3/29/17		10,509,820	10,555,801
Dynegy Power Tranche 1st Lien 9.25% 8/5/16		4,915,240	5,125,981
Emdeon Tranche B 5.00% 11/2/18		6,164,064	6,188,258
Energy Transfer Equity 3.75% 2/16/17		3,155,000	3,113,591
EP Energy 1st Lien 6.50% 5/1/18		4,645,000	4,713,235

Equipower Resources Holdings
1st Lien 6.50% 11/23/18	2,065,000	2,066,931
2nd Lien 1.00% 5/23/19	3,660,000	3,698,888
First Data
5.00% 3/24/17	6,119,445	5,939,074
Tranche B2 2.995% 9/24/14	5,470,000	5,329,831
Fram Group Holdings
1st Lien 6.50% 7/5/17	2,307,563	2,258,527
2nd Lien 10.50% 7/5/18	2,725,000	2,384,375
Generac Power Systems Tranche B 6.25% 5/8/13	3,980,000	3,997,751
GenOn Energy Tranche B 6.00% 6/20/17	3,732,986	3,770,708
Goodman Global Tranche B 5.75% 10/28/16	1,527,946	1,534,539
HCA Tranche B3 3.619% 5/1/18	3,415,000	3,363,775
Hologic Tranche B 4.50% 4/29/19	6,945,000	6,997,088
Houghton International Tranche B1 6.75% 1/11/16	4,306,469	4,311,852
IASIS Healthcare Tranche B 5.00% 4/18/18	11,261,957	11,268,995
Immucor Tranche B 7.25% 7/2/18	7,493,375	7,551,898
Ineos US Finance 6.50% 5/4/18	4,238,796	4,164,193
Intelsat Jackson Holdings Tranche B 5.25% 4/3/18	8,353,851	8,379,957
Kinetic Concepts Tranche B 7.00% 1/12/18	9,795,775	9,952,507
Kronos 1st Lien 6.25% 12/28/17	2,253,675	2,261,270
Landry's Tranche B 6.50% 3/22/18	9,690,713	9,733,933
Lawson Software Tranche B 6.25% 3/16/18	4,468,800	4,517,085
Level 3 Financing
Tranche B2 5.75% 4/11/18	8,035,000	8,082,728
Tranche B3 5.75% 9/1/18	695,000	699,128
Lord & Taylor 5.75% 12/2/18	2,940,225	2,957,558
LPL Holdings Tranche B 4.00% 3/6/19	3,805,463	3,804,492
Momentive Performance Material 3.93% 5/5/15	1,401,071	1,340,825
MTL Publishing Tranche B 5.50% 11/14/17	3,505,000	3,531,288
Multiplan Tranche B 4.75% 8/26/17	6,653,597	6,635,299
Nuveen Investments
5.863% 5/13/17	5,253,365	5,244,618
8.25% 3/1/19	11,624,000	11,725,710
Tranche B 3.257% 11/13/14	1,565,000	1,560,438
Tranche B2 7.25% 5/13/17	3,760,000	3,784,684
NXP 5.25% 2/13/19	6,882,750	6,874,147
OSI Restaurant Partners
2.563% 6/13/14	13,154,635	13,043,084
2.593% 6/14/13	1,285,178	1,274,280
Pantry Tranche B 5.50% 7/12/19	2,940,000	2,953,480
Party City Holdings Tranche B 5.75% 7/10/19	7,405,000	7,429,881
PF Chang’s China Bistro Tranche B 6.25% 5/15/19	2,860,000	2,876,988
Pharmaceutical Product Development 6.25% 11/10/18	4,119,300	4,176,805
Pinnacle Foods Finance
Tranche B 4.50% 3/5/19	2,533,650	2,536,019
Tranche E 4.75% 10/17/18	2,049,863	2,044,738
PQ 6.74% 7/30/15	15,190,000	14,514,576
Prestige Brands 5.25% 12/20/18	1,986,061	2,004,839
Protection One 5.75% 3/31/19	4,710,871	4,731,505
Remy International Tranche B 6.25% 12/16/16	3,351,158	3,356,737
Reynolds Group Holdings 6.50% 7/7/18	13,669,750	13,878,213
RGIS 5.50% 5/3/17	3,055,475	3,038,288
Roundy's Supermarkets Tranche B 5.75% 1/24/19	3,525,025	3,502,359
Sensus USA 2nd Lien 8.50% 4/13/18	6,235,000	6,232,412
ServiceMaster
2.50% 7/24/14	336,470	335,208
Tranche B 3.00% 7/24/14	5,743,718	5,722,179
SRAM 8.50% 11/12/18	1,600,000	1,618,000
Swift Transportation Tranche B2 1.25% 12/15/17	5,183,791	5,226,454
Taminco Global Chemical 5.25% 2/15/19	3,708,375	3,719,964

Toys R US Delaware
Tranche B 6.00% 9/1/16		10,906,209	10,374,477
Tranche B2 5.25% 5/25/18		1,670,000	1,559,363
Univision Communications 4.489% 3/29/17		6,212,162	5,964,639
US TelePacific 5.75% 2/10/17		6,509,457	6,125,399
Visant 5.25% 12/31/16		2,331,460	2,266,622
Wide Open West Finance 1st Lien 6.25% 4/18/18		4,305,000	4,270,560
Wolverine Healthcare Tranche B 6.75% 5/14/19		3,610,000	3,622,039
Yankee Candle 5.25% 3/2/19		1,790,513	1,798,346
Zayo Group Tranche B 7.125% 3/18/19		9,205,000	9,325,862
Total Senior Secured Loans (cost $487,038,782)			492,238,897

ΔSovereign Bonds – 9.69%
Brazil – 0.62%
Brazil Government International Bond
5.625% 1/7/41		12,934,000	16,943,540
8.875% 10/14/19		12,580,000	18,241,000
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/17	BRL	45,356,000	22,902,976
			58,087,516
Canada – 0.17%
Canadian Government Bond 3.75% 6/1/19	CAD	14,339,000	16,414,096
			16,414,096
Chile – 0.30%
Chile Government International Bond 5.50% 8/5/20	CLP	12,203,500,000	27,819,683
			27,819,683
Colombia – 0.19%
Colombia Government International Bond 6.125% 1/18/41	USD	13,155,000	18,252,563
			18,252,563
Finland – 0.15%
Finland Government Bond 4.00% 7/4/25	EUR	9,289,000	14,130,002
			14,130,002
Indonesia – 0.73%
Indonesia Treasury Bond
7.00% 5/15/22	IDR	157,975,000,000	18,342,796
7.00% 5/15/27	IDR	168,506,000,000	19,346,826
11.00% 11/15/20	IDR	110,592,000,000	15,753,511
#Republic of Indonesia 144A 5.25% 1/17/42	USD	13,143,000	14,884,448
			68,327,581
Ireland – 0.13%
#Vnesheconombank Via VEB Finance 144A 6.025% 7/5/22		11,405,000	12,395,980
			12,395,980
Malaysia – 0.06%
Malaysia Government Bond 4.262% 9/15/16	MYR	15,658,000	5,232,894
			5,232,894
Mexico – 1.21%
Mexican Bonos
6.00% 6/18/15	MXN	370,629,000	28,893,535
6.50% 6/10/21	MXN	71,091,100	5,896,784
6.50% 6/9/22	MXN	75,281,000	6,247,034
7.50% 6/3/27	MXN	101,530,500	8,982,549
8.00% 12/17/15	MXN	62,145,000	5,138,984
8.50% 5/31/29	MXN	488,562,000	46,719,538
Mexico Government International Bond 4.75% 3/8/44	USD	10,090,000	11,679,175
			113,557,599
Norway – 1.58%
Norway Government Bond
*3.75% 5/25/21	NOK	53,444,000	10,345,732
4.25% 5/19/17	NOK	58,455,000	11,030,036
4.50% 5/22/19	NOK	265,115,000	52,534,815
5.00% 5/15/15	NOK	406,913,000	74,320,350
			148,230,933

Panama – 0.29%
Panama Government International Bond
6.70% 1/26/36	USD	4,581,000	6,509,601
7.125% 1/29/26		5,600,000	7,910,000
7.25% 3/15/15		3,504,000	4,020,840
8.875% 9/30/27		5,330,000	8,621,275
			27,061,716
Peru – 0.32%
Peruvian Government International Bond
5.625% 11/18/50		4,410,000	5,832,225
7.125% 3/30/19		18,619,000	24,577,080
			30,409,305
Philippines – 0.37%
Philippine Government International Bond
5.00% 1/13/37		9,940,000	11,629,800
6.50% 1/20/20		8,241,000	10,496,974
9.50% 10/21/24		7,927,000	12,722,835
			34,849,609
Poland – 0.21%
Poland Government Bond 5.75% 10/25/21	PLN	60,912,000	19,447,719
			19,447,719
Republic of Korea – 0.12%
Korea Treasury Inflation-Linked Bond 2.75% 6/10/20	KRW	11,282,796,564	11,467,425
			11,467,425
Russia – 0.25%
Russia Eurobond 7.50% 3/31/30	USD	18,989,946	23,619,695
			23,619,695
Sri Lanka – 0.07%
*#Sri Lanka Government International Bond 144A 5.875% 7/25/22		6,626,000	6,741,955
			6,741,955
South Africa – 1.61%
#Eskom Holdings 144A 5.75% 1/26/21		13,410,000	14,935,388
Republic of South Africa
7.25% 1/15/20	ZAR	54,611,000	6,882,259
8.00% 12/21/18	ZAR	192,304,000	25,370,374
10.50% 12/21/26	ZAR	674,084,000	104,037,783
			151,225,804
United Kingdom – 1.16%
United Kingdom Gilt
4.00% 3/7/22	GBP	32,207,121	61,958,563
4.25% 12/7/27	GBP	6,612,000	13,238,074
4.50% 3/7/19	GBP	6,906,000	13,373,353
4.75% 3/7/20	GBP	10,194,200	20,251,248
			108,821,238
Uruguay – 0.15%
Uruguay Government International Bond 8.00% 11/18/22	USD	9,967,500	14,602,388
			14,602,388
Total Sovereign Bonds (cost $864,688,253)			910,695,701

Supranational Banks – 0.37%
International Bank for Reconstruction & Development
3.375% 4/30/15	NOK	94,610,000	16,424,111
3.625% 6/22/20	NOK	54,680,000	9,635,627
6.00% 2/15/17	AUD	7,700,000	8,889,299
Total Supranational Banks (cost $32,499,141)			34,949,037

U.S. Treasury Obligations – 7.89%
∞U.S. Treasury Bond 3.125% 2/15/42	USD	307,760,000	343,008,061
U.S. Treasury Note 1.75% 5/15/22		389,255,000	398,499,806
Total U.S. Treasury Obligations (cost $726,476,278)			741,507,867

		Number of
		Shares
Common Stock – 0.00%
=†Calpine		1,195,000	0
=†Century Communications		7,875,000	0
†Delta Air Lines		197	1,901
†GenOn Energy		2,075	4,939
Masco		30	361
∏=†PT Holdings		1,970	20
†United Continental Holdings		10	189
Total Common Stock (cost $1,520,237)			7,410

Convertible Preferred Stock – 0.20%
*Apache 6.00% exercise price $109.12, expiration date 8/1/13		55,900	2,715,063
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49		62,854	3,480,540
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		902	914,628
#Chesapeake Energy 144A 5.75% exercise price $27.90, expiration date 12/31/49		788	693,440
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		4,283	4,535,697
PPL 9.50% exercise price $28.80, expiration date 7/1/13		72,050	3,936,812
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		20,720	2,262,365
Total Convertible Preferred Stock (cost $19,090,615)			18,538,545

Preferred Stock – 0.52%
Alabama Power 5.625%		303,360	7,911,629
#Ally Financial 144A 7.00%		9,820	8,825,111
*BB&T 5.85%		222,725	5,866,577
•PNC Financial Services Group
6.125%		225,000	6,144,750
8.25%		12,972,000	13,429,172
=†PT Holdings		394	0
•U.S. Bancorp 6.50%		227,400	6,596,874
Total Preferred Stock (cost $46,306,169)			48,774,113

Warrant – 0.00%
=∏@†PT Holdings		394	4
Total Warrant (cost $9,456)			4

		Principal
		Amount[o]
Short-Term Investments – 10.90%
≠Discount Notes – 3.46%
Fannie Mae 0.10% 8/20/12	USD	73,579,578	73,578,768
Federal Home Loan Bank
0.07% 8/2/12		81,393,724	81,393,642
0.08% 8/1/12		10,097,488	10,097,488
0.095% 8/24/12		94,573,277	94,572,048
0.12% 9/28/12		65,222,950	65,215,580
			324,857,526
Repurchase Agreements – 6.17%
Bank of America 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $331,385,473
(collateralized by U.S. government obligations 1.00%-4.50%
5/15/14-5/15/38; market value $338,011,662)		331,384,000	331,384,000

BNP Paribas 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $248,402,104
(collateralized by U.S. government obligations 0.125%-1.25%
7/31/14-4/30/17; market value $253,369,038)		248,401,00	248,401,000
			579,785,000
≠U.S. Treasury Obligation – 1.27%
U. S. Treasury Bill 0.076% 8/23/12		119,355,564	119,351,864
			119,351,864
Total Short-Term Investments (cost $1,023,979,646)			1,023,994,390

Total Value of Securities Before Securities Lending Collateral – 105.28%
(cost $9,509,677,649)			9,891,392,291

	Number of
	Shares
**Securities Lending Collateral – 1.51%
Investment Companies
Delaware Investments Collateral Fund No.1	141,518,460	141,518,460
@†Mellon GSL Reinvestment Trust II	7,211,337	0
Total Securities Lending Collateral (cost $148,729,797)		141,518,460

Total Value of Securities – 106.79%
(cost $9,658,407,446)		10,032,910,751	©

**Obligation to Return Securities Lending Collateral – (1.58%)		(148,729,797)
Other Liabilities Net of Receivables and Other Assets – (5.21%)		(489,609,350	)z
Net Assets Applicable to 992,324,989 Shares Outstanding – 100.00%		$9,394,571,604

°Principal amount shown is stated in the currency in which each security is denominated.
•Variable rate security. The rate shown is the rate as of July 31, 2012. Interest rates reset periodically.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2012, the aggregate value of Rule 144A securities was $1,370,624,758, which represented 14.59% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at July 31, 2012.
@Illiquid security. At July 31, 2012, the aggregate value of illiquid securities was $22,531,829, which represented 0.24% of the Fund’s net assets. See Note 5 in “Notes."
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2012, the aggregate value of fair valued securities was $286,517, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at July 31, 2012.
∞Fully or partially pledged as collateral for futures contracts.
†Non-income producing security.
∏Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At July 31, 2012, the aggregate value of the restricted securities was $24, which represents 0.00% of the Fund's net assets.
≠The rate shown is the effective yield at time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $132,161,823 of securities loaned.
zOf this amount, $1,307,348,520 represents payables for securities purchased, $660,155,221 represents receivables for securities sold and foreign currency valued $37,038,044 with a cost of $36,746,921 as of July 31, 2012.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at July 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(42,552,226)	USD	43,799,211	8/31/12	$(758,461)
BAML	BRL	16,484,209	USD	(8,028,545)	8/31/12	(44,150)
BAML	EUR	(68,155,179)	USD	83,849,545	8/31/12	(36,770)
BAML	HUF	(26,513,867,600)	USD	112,080,942	8/31/12	(3,114,019)
BAML	JPY	(1,173,912,750)	USD	14,761,463	8/31/12	(267,799)
BAML	MXN	(69,840,550)	USD	5,174,562	8/31/12	(57,915)
BAML	NOK	(94,678,808)	USD	15,499,620	8/31/12	(187,368)
BAML	NZD	(5,431,109)	USD	4,297,691	8/31/12	(88,436)
BAML	PLN	(94,618,260)	USD	28,050,000	8/31/12	(155,347)
BAML	ZAR	(56,152,000)	USD	6,724,066	8/31/12	(28,391)
BCLY	JPY	905,498,459	USD	(11,380,041)	8/10/12	210,124
CITI	AUD	(40,615,992)	USD	42,100,000	8/31/12	(430,185)
CITI	EUR	(12,728,022)	USD	15,673,439	8/31/12	7,618
CITI	HUF	(6,392,474,475)	USD	27,011,194	8/31/12	(762,229)
CITI	JPY	1,053,567,228	USD	(13,259,456)	8/31/12	229,057
GSC	BRL	93,443,186	USD	(45,528,740)	8/31/12	(268,013)
GSC	GBP	(18,691,206)	USD	28,972,303	8/31/12	(325,544)
GSC	NOK	(27,458,560)	USD	4,499,854	8/31/12	(49,655)
HSBC	AUD	(40,672,739)	USD	41,229,955	8/31/12	(1,359,650)
HSBC	CAD	26,704,163	USD	(26,129,318)	8/31/12	470,680
HSBC	CLP	(11,372,650,698)	USD	22,679,531	8/31/12	(924,240)
HSBC	EUR	(17,912,202)	USD	22,045,801	8/31/12	(779)
HSBC	GBP	(5,852,000)	USD	9,069,488	8/31/12	(103,329)
HSBC	JPY	1,688,562,489	USD	(21,227,230)	8/31/12	390,941
HSBC	NOK	(271,391,051)	USD	44,425,155	8/31/12	(540,644)
HSBC	TRY	17,215,680	USD	(9,480,000)	8/31/12	56,087
JPMC	BRL	47,339,250	USD	(23,105,842)	8/31/12	(176,306)
JPMC	CAD	(23,095,856)	USD	22,595,369	8/31/12	(410,398)
JPMC	CHF	20,966,496	USD	(21,482,065)	8/31/12	8,688
JPMC	EUR	(9,104,730)	USD	11,196,997	8/31/12	(9,227)
JPMC	GBP	(8,139,114)	USD	12,614,000	8/31/12	(143,794)
JPMC	JPY	(490,595,408)	USD	6,189,000	8/31/12	(91,950)
JPMC	NOK	(148,479,712)	USD	24,260,190	8/31/12	(340,875)
JPMC	SEK	90,764,516	USD	(13,020,099)	8/31/12	305,839
MSC	BRL	47,130,428	USD	(22,961,890)	8/31/12	(133,501)
MSC	EUR	(35,246,200)	USD	43,367,277	8/31/12	(14,221)
MSC	GBP	(7,957,549)	USD	12,329,984	8/31/12	(143,212)
MSC	JPY	68,852,272	USD	(865,936)	8/31/12	15,560
MSC	NOK	(237,886,217)	USD	38,981,764	8/31/12	(432,740)
MSC	PLN	(93,855,809)	USD	27,102,457	8/31/12	(875,606)
MSC	RUB	457,389,580	USD	(14,090,000)	8/31/12	27,151
						$(10,553,009)

Futures Contracts

					Unrealized
					Appreciation
Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
(4,484)	Euro-Schatz	$(611,147,876)	$(612,071,294)	9/11/12	$(923,418)
400	Long Gilt	74,049,461	76,418,760	9/26/12	2,369,299
1,092	U.S. Treasury 10 yr Notes	146,825,908	147,044,625	9/28/12	218,717
		$(390,272,507)			$1,664,598

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
BAML	Financials 17.1 5 yr CDS	EUR	101,345,000	5.00%	6/20/17	$6,483,828
BAML	Kingdom of Spain 5 yr CDS	USD	32,561,000	1.00%	12/20/15	1,837,097
BAML	Republic of France 5 yr CDS		22,203,000	0.25%	9/20/17	(212,033)
	ITRAXX Europe Subordinate
BCLY	Financials 17.1 5 yr CDS	EUR	84,635,000	5.00%	6/20/17	5,389,240
BCLY	Kingdom of Belgium 5 yr CDS	USD	17,609,000	1.00%	6/20/17	(811,292)
	Kingdom of Spain
BCLY	5 yr CDS		23,880,000	1.00%	3/20/15	1,498,602
BCLY	5 yr CDS		11,960,000	1.00%	3/21/16	744,712
	Republic of France
BCLY	5 yr CDS		34,803,000	0.25%	9/20/16	(836,183)
BCLY	5 yr CDS		19,319,000	0.25%	6/20/17	(429,153)
BCLY	Russian Federation 5 yr CDS		14,249,000	1.00%	9/20/17	(257,989)
GSC	Republic of France 5 yr CDS		12,125,000	0.25%	9/20/16	(271,532)
JPMC	ITRAXX Europe Crossover 17.1 5 yr CDS	EUR	110,435,000	5.00%	6/20/17	(17,464)
	Kingdom of Belgium
JPMC	5 yr CDS	USD	40,158,000	1.00%	12/20/16	(2,475,408)
JPMC	5 yr CDS		12,650,000	1.00%	3/20/17	(832,716)
JPMC	Kingdom of Spain 5 yr CDS		46,824,000	1.00%	3/20/17	2,906,623
JPMC	MeadWestvaco 5 yr CDS		9,850,000	1.00%	12/20/16	(343,668)
	Republic of France
JPMC	5 yr CDS		11,325,000	0.25%	12/20/16	(277,677)
JPMC	5 yr CDS		22,978,000	0.25%	6/20/17	(616,012)
JPMC	5 yr CDS		19,242,000	0.25%	9/20/17	(192,234)
JPMC	Republic of Italy 5 yr CDS		12,650,000	1.00%	3/20/17	(127,203)
	Kingdom of Spain
MSC	5 yr CDS		16,530,000	1.00%	6/20/16	1,326,181
MSC	5 yr CDS		27,280,000	1.00%	3/20/17	1,406,401
MSC	5 yr CDS		14,670,000	1.00%	6/20/17	280,205
MSC	Republic of France 5 yr CDS		30,915,000	0.25%	9/20/16	(683,200)
MSC	Republic of Italy 5 yr CDS		19,760,000	1.00%	9/20/16	945,911
						$14,435,036
	Protection Sold / Moody’s Rating:
JPMC	Georgia Pacific 5 yr CDS / Baa	USD	9,850,000	1.00%	12/20/16	281,944
						$281,944
Total						$14,716,980

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BCLY – Barclays Bank
BRL– Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
CHF– Swiss Franc
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
HUF– Hungarian Forint
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
KRW – South Korean Won
MASTR – Mortgage Asset Securitization Transactions, Inc.
MNB – Mellon National Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
MYR – Malaysian Ringgit
NCUA – National Credit Union Administration
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PIK – Pay-in-kind
PLN – Polish Zloty
RASC – Residential Asset Securities Corporation
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
RUB – Russian Ruble
S.F. – Single Family
SEK – Swedish Krona
TBA – To be announced
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently by Delaware Group® Adviser Funds – Delaware Diversified Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008 – October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2012.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., "when issued," "delayed delivery," "forward commitment," or "TBA transactions") consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign interest has been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$9,664,377,762
Aggregate unrealized appreciation	$442,084,290
Aggregate unrealized depreciation	(73,551,301)
Net unrealized appreciation	$368,532,989

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$1,825,080,709	$16,852,816	$1,841,933,525
Corporate Debt	2,715,063	5,006,736,280	286,493	5,009,737,836
Common Stock	7,390	-	20	7,410
Foreign Debt	-	1,225,044,358	-	1,225,044,358
Municipal Bond	-	392,788	-	392,788
U.S. Treasury Obligations	-	741,507,867	-	741,507,867
Short-Term Investments	-	1,023,994,390	-	1,023,994,390
Securities Lending Collateral	-	141,518,460	-	141,518,460
Other	26,519,830	22,254,283	4	48,774,117
Total	$29,242,283	$9,986,529,135	$17,139,333	$10,032,910,751

Foreign Currency Exchange Contracts	$-	$(10,553,009)	$-	$(10,553,009)
Futures Contracts	$1,664,598	$-	$-	$1,664,598
Swap Contracts	$-	$14,716,980	$-	$14,716,980

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to the Fund’s net assets.

During the period ended July 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge their existing fund securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the period ended July 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended July 31, 2012 for the Fund were as follows:

	Number of
	Contracts	Premiums
Options outstanding at October 31, 2011	-	$-
Options written	8,203	8,721,373
Options expired	(3,807)	(3,458,282)
Options terminated in closing sales transactions	(4,396)	(5,263,091)
Options outstanding at July 31, 2012	-	$-

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended July 31, 2012, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund had posted $6,050,000 cash collateral for open swap contracts. The Fund received $560,000 in cash collateral and $31,581,000 in securities collateral for open swap contracts.

As disclosed in the footnotes to the schedule of investments, at July 31, 2012, the notional value of the protection sold was $9,850,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for CDS contracts on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At July 31, 2012, the net unrealized appreciation of the protection sold was $281,944.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2012, the value of securities on loan was $132,161,823, for which cash collateral was received and invested in accordance with the Lending Agreement. At July 31, 2012, the value of invested collateral was $141,518,460. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these high yield securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Schedule of Investments (Unaudited)

Delaware U.S. Growth Fund

July 31, 2012

	Number of
	Shares	Value
²Common Stock – 97.02%
Consumer Discretionary – 11.34%
†Apollo Group Class A	328,528	$8,935,962
Liberty Interactive Class A	645,365	12,087,686
NIKE Class B	253,850	23,696,898
†priceline.com	61,000	40,366,140
*Staples	1,355,950	17,274,803
		102,361,489
Consumer Staples – 2.48%
Walgreen	615,450	22,377,762
		22,377,762
Energy – 8.18%
EOG Resources	428,350	41,982,583
Kinder Morgan	889,770	31,862,664
		73,845,247
Financials – 19.06%
CME Group	377,625	19,678,039
†IntercontinentalExchange	245,600	32,227,632
MasterCard Class A	101,850	44,464,655
Progressive	1,442,014	28,465,356
Visa Class A	365,650	47,194,445
		172,030,127
Healthcare – 9.91%
Allergan	449,300	36,874,051
Novo Nordisk ADR	214,700	33,179,738
Perrigo	170,181	19,404,038
		89,457,827
Materials & Processing – 2.80%
Syngenta ADR	370,950	25,239,438
		25,239,438
Producer Durables – 2.32%
Caterpillar	156,325	13,164,129
Expeditors International of Washington	217,025	7,719,579
		20,883,708
Technology – 40.93%
†Adobe Systems	968,750	29,915,000
†Apple	131,250	80,162,249
†BMC Software	812,075	32,158,170
†Crown Castle International	789,749	48,869,668
†Google Class A	60,000	37,978,200
Intuit	607,825	35,266,007
†Polycom	917,831	8,021,843
QUALCOMM	762,600	45,511,968
†Teradata	368,500	24,917,970
†VeriSign	596,600	26,500,972
		369,302,047
Total Common Stock (cost $657,314,260)		875,497,645

Warrant – 0.15%
†Kinder Morgan strike price $40.00, expiration date 5/25/17	467,520	1,379,184
Total Warrant (cost $856,254)		1,379,184

	Principal
	Amount
Short-Term Investments – 1.09%
≠Discount Notes – 0.50%
Fannie Mae 0.10% 8/20/12	$1,470,877	1,470,860
Federal Home Loan Bank
0.07% 8/2/12	1,225,696	1,225,695
0.08% 8/1/12	130,510	130,510
0.095% 8/24/12	986,999	986,986
0.12% 9/28/12	680,689	680,612
		4,494,663

Repurchase Agreements – 0.41%
Bank of America 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $2,137,086
(collateralized by U.S. government obligations 1.00%-4.50%
5/15/14-5/15/38; market value $2,179,818)	2,137,076	2,137,076

BNP Paribas 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $1,601,931
(collateralized by U.S. government obligations 0.125%-1.25%
7/31/14-4/30/17; market value $1,633,962)	1,601,924	1,601,924
		3,739,000
≠U.S. Treasury Obligation – 0.18%
U.S. Treasury Bill 0.076% 8/23/12	1,638,281	1,638,230
		1,638,230
Total Short-Term Investments (cost $9,871,704)		9,871,893

Total Value of Securities Before Securities Lending Collateral – 98.26%
(cost $668,042,218)		886,748,722

	Number of
	Shares
**Securities Lending Collateral – 0.00%
Investment Companies
†@Mellon GSL Reinvestment Trust II	976,789	0
Total Securities Lending Collateral (cost $976,789)		0

Total Value of Securities – 98.26%
(cost $669,019,007)		886,748,722	©
**Obligation to Return Securities Lending Collateral – (0.11%)		(976,789)
Receivables and Other Assets Net of Other Liabilities – 1.85%		16,652,189
Net Assets Applicable to 51,371,435 Shares Outstanding – 100.00%		$902,424,122

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 3 in “Notes” for additional information on securities lending collateral.
@Illiquid security. At July 31, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 4 in “Notes.”
©Includes $20,308 of securities loaned.

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds – Delaware U.S. Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008–October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2012.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$678,520,291
Aggregate unrealized appreciation	$246,086,074
Aggregate unrealized depreciation	(37,857,643)
Net unrealized appreciation	$208,228,431

For federal income tax purposes, at October 31, 2011 capital loss carryforwards of $155,793,238 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair value securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$875,497,645	$-	$-	$875,497,645
Warrant	1,379,184	-	-	1,379,184
Short-Term Investments	-	9,871,893	-	9,871,893
Securities Lending Collateral	-	-	-	-
Total	$876,876,829	$9,871,893	$-	$886,748,722

During the period ended January 31, 2012, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2012, the value of the securities on loan was $20,308, for which cash collateral was received and invested in accordance with the Lending Agreement. At July 31, 2012, the value of invested collateral was $0. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

4. Credit and Market Risk
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware International Bond Fund

July 31, 2012

		Principal	Value
		Amount[o]	(U.S. $)
ΔCorporate Bonds – 45.57%
Australia – 2.92%
BHP Billiton Finance USA 3.25% 11/21/21	USD	105,000	$113,902
Rio Tinto Finance USA 3.75% 9/20/21		90,000	100,102
#Woodside Finance 144A 8.75% 3/1/19		60,000	77,941
#Woolworths 144A 4.55% 4/12/21		85,000	95,948
			387,893
Bermuda – 0.58%
Weatherford Bermuda 5.125% 9/15/20		70,000	76,551
			76,551
Brazil – 3.07%
#Brasil Telecom 144A 5.75% 2/10/22		202,000	208,061
Vale Overseas
4.375% 1/11/22		36,000	37,808
6.25% 1/23/17		140,000	161,205
			407,074
Canada – 4.15%
Barrick Gold
2.90% 5/30/16		115,000	120,997
3.85% 4/1/22		45,000	47,624
Canadian Natural Resources
3.45% 11/15/21		45,000	48,193
6.25% 3/15/38		25,000	33,160
Encana 3.90% 11/15/21		50,000	51,833
Teck Resources 4.75% 1/15/22		90,000	97,739
•TransCanada Pipelines 6.35% 5/15/67		145,000	151,518
			551,064
Cayman Islands – 1.62%
Noble Holding International 3.95% 3/15/22		125,000	131,170
Transocean 6.375% 12/15/21		70,000	84,366
			215,536
Chile – 1.51%
#CODELCO 144A 3.00% 7/17/22		200,000	199,815
			199,815
France – 3.48%
France Telecom 4.125% 9/14/21		85,000	92,822
#Pernod-Ricard 144A 4.45% 1/15/22		150,000	163,078
Total Capital International 2.875% 2/17/22		125,000	133,167
#Vivendi 144A 6.625% 4/4/18		65,000	72,669
			461,736
Ireland – 0.67%
#Nara Cable Funding 144A 8.875% 12/1/18		100,000	88,500
			88,500
Italy – 1.13%
#ENI 144A 4.15% 10/1/20		150,000	149,325
			149,325
Luxembourg – 3.80%
ArcelorMittal 5.75% 3/1/21		80,000	77,422
Covidien International Finance 4.20% 6/15/20		115,000	129,537
#Schlumberger Investment 144A 3.30% 9/14/21		110,000	119,704
Tyco Electronics Group 3.50% 2/3/22		85,000	88,312
#Wind Acquisition Finance 144A 7.25% 2/15/18		100,000	89,500
			504,475
Mexico – 1.47%
America Movil 3.75% 6/28/17	EUR	145,000	195,429
			195,429
Netherlands – 5.86%
#Carlson Wagonlit 144A 6.875% 6/15/19	USD	200,000	207,500
#Deutsche Telekom International Finance 144A 2.25% 3/6/17		150,000	151,821
#Heineken 144A 3.40% 4/1/22		125,000	130,069
Koninklijke Philips Electronics 3.75% 3/15/22		115,000	124,202
•#Rabobank 144A 11.00% 12/29/49		115,000	147,699
Syngenta Finance 3.125% 3/28/22		15,000	16,019
			777,310
Qatar – 1.46%
#Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16		177,775	193,330
			193,330

Republic of Korea – 1.59%
Korea Development Bank 3.50% 8/22/17		200,000	210,451
			210,451
Spain – 0.14%
Telefonica Emisiones 5.462% 2/16/21		20,000	18,030
			18,030
United Kingdom – 3.54%
#BG Energy Capital 144A 4.00% 12/9/20		100,000	109,149
Ensco 4.70% 3/15/21		105,000	117,995
HSBC Holdings 6.25% 3/19/18	EUR	100,000	138,190
#Ineos Finance 144A 8.375% 2/15/19	USD	100,000	103,875
			469,209
United States – 8.58%
Anheuser-Busch Inbev Worldwide 1.375% 7/15/17		65,000	65,727
Burlington North Santa Fe 5.65% 5/1/17		30,000	35,391
CenturyLink 6.45% 6/15/21		75,000	82,904
Comcast 6.30% 11/15/17		35,000	43,058
Commonwealth Edison 1.95% 9/1/16		45,000	46,572
Coventry Health Care 5.45% 6/15/21		35,000	40,005
#Crown Castle Towers 144A 4.883% 8/15/20		35,000	38,527
CSX 5.60% 5/1/17		30,000	34,758
Domtar 4.40% 4/1/22		10,000	10,181
Dow Chemical 8.55% 5/15/19		30,000	40,799
Enterprise Products Operating 6.30% 9/15/17		45,000	54,239
•Fifth Third Capital Trust IV 6.50% 4/15/37		55,000	55,138
General Electric Capital
5.30% 2/11/21		40,000	45,917
5.50% 2/1/17	NZD	30,000	25,445
Hewlett-Packard 4.65% 12/9/21	USD	25,000	26,326
*International Paper 4.75% 2/15/22		40,000	45,066
Jersey Central Power & Light 5.625% 5/1/16		50,000	57,636
Kinder Morgan Energy Partners 6.00% 2/1/17		20,000	23,261
#Kraft Foods Group 144A 3.50% 6/6/22		20,000	21,241
Lowe's 3.12% 4/15/22		30,000	31,673
Molson Coors Brewing 2.00% 5/1/17		60,000	61,335
National Semiconductor 6.60% 6/15/17		55,000	68,933
Noble Energy 4.15% 12/15/21		20,000	21,632
*Safeway 4.75% 12/1/21		15,000	14,651
SCANA 4.125% 2/1/22		15,000	15,476
Tyson Foods 4.50% 6/15/22		25,000	25,375
United Technologies 3.10% 6/1/22		15,000	16,166
UDR 4.625% 1/10/22		15,000	16,261
Vornado Realty 5.00% 1/15/22		15,000	16,300
•Wisconsin Energy 6.25% 5/15/67		55,000	58,085
			1,138,078
Total Corporate Bonds (cost $5,876,890)			6,043,806

ΔRegional Bonds – 7.89%
Australia – 6.33%
New South Wales Treasury
6.00% 4/1/15	AUD	135,000	151,521
6.00% 4/1/19	AUD	189,000	227,809
6.00% 3/1/22		84,000	102,511
Queensland Treasury 6.25% 6/14/19	AUD	100,000	121,293
Treasury of Victoria 6.00% 6/15/20	AUD	100,000	120,692
Western Australia Treasury 7.00% 7/15/21	AUD	89,000	115,494
			839,320
Canada – 1.56%
Providence of Quebec 4.25% 12/1/21	CAD	185,000	207,031
			207,031
Total Regional Bonds (cost $993,075)			1,046,351

ΔSovereign Bonds – 37.02%
Brazil – 0.99%
Republic of Brazil 5.625% 1/7/41	USD	100,000	131,000
			131,000
Canada – 0.91%
Canadian Government Bond 3.75% 6/1/19	CAD	105,000	120,195
			120,195
Chile – 2.58%
Chile Government International Bond 5.50% 8/5/20	CLP	150,000,000	341,947
			341,947
Finland – 1.38%
Finland Government Bond 3.875% 9/15/17	EUR	128,000	183,318
			183,318
Germany – 6.36%
Deutschland Republic
2.00% 1/4/22	EUR	107,000	141,031
2.50% 1/4/21	EUR	67,886	93,520
3.50% 7/4/19	EUR	233,000	340,027
6.25% 1/4/24	EUR	145,000	268,861
			843,439

Indonesia – 1.30%
Indonesia Treasury Bond 7.00% 5/15/27	IDR	1,500,000,000	172,221
			172,221
Malaysia – 0.83%
Malaysia Government Bond 4.262% 9/15/16	MYR	330,000	110,286
			110,286
Mexico – 5.29%
Mexican Bonos
6.00% 6/18/25	MXN	1,265,000	98,617
8.50% 5/31/29	MXN	3,406,000	325,704
Mexico Government International Bonds
4.75% 3/8/44	USD	110,000	127,325
5.125% 1/15/20		124,000	149,420
			701,066
Norway – 0.79%
Norway Government Bond 3.75% 5/25/21	NOK	540,000	104,534
			104,534
Panama – 1.18%
Panama Government International Bond 6.70% 1/26/36	USD	110,000	156,310
			156,310
Peru – 1.14%
Peruvian Government International Bond 7.125% 3/30/19		115,000	151,800
			151,800
Republic of Sri Lanka – 1.53%
#Sri Lanka Government International Bond 144A 5.875% 7/25/22		200,000	203,500
			203,500
Russia – 1.51%
Russian Eurobond 7.50% 3/31/30		161,000	200,252
			200,252
South Africa – 1.33%
South Africa Government Bond 7.25% 1/15/20	ZAR	1,400,000	176,433
			176,433
Sweden – 0.44%
Swedish Government Bond 3.00% 7/12/16	SEK	365,000	57,734
			57,734
United Kingdom – 8.92%
United Kingdom Gilt
1.75% 1/22/17	GBP	65,000	107,579
4.00% 3/7/22	GBP	212,000	407,835
5.00% 3/7/25	GBP	314,200	668,152
			1,183,566
Uruguay – 0.54%
Uruguay Government International Bond 8.00% 11/18/22	USD	48,750	71,419
			71,419
Total Sovereign Bonds (cost $4,742,310)			4,909,020

U.S. Treasury Obligation – 0.39%
U.S. Treasury Note 1.75% 5/15/22		50,000	51,188
Total U.S. Treasury Obligation (cost $50,662)			51,188

Short-Term Investments – 6.59%
≠Discount Notes – 2.87%
Fannie Mae 0.10% 8/20/12		125,310	125,309
Federal Home Loan Bank
0.07% 8/2/12		140,663	140,663
0.08% 8/1/12		15,302	15,302
0.095% 8/24/12		59,043	59,042
0.12% 9/28/12		40,719	40,715
			381,031
Repurchase Agreements – 3.30%
Bank of America 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $250,346
(collateralized by U.S. government obligations 1.00%-4.50% 5/15/14-5/15/38;
market value $255,352)		250,345	250,345

BNP Paribas 0.16%, dated 7/31/12, to be
repurchased on 8/1/12, repurchase price $187,656
(collateralized by U.S. government obligations 0.125%-1.25%
7/31/14-4/30/17; market value $191,408)		187,655	187,655
			438,000

≠U.S. Treasury Bill – 0.42%
U.S. Treasury Bill 0.076% 8/23/12	55,708	55,707
		55,707
Total Short-Term Investments (cost $874,725)		874,738

Total Value of Securities – 97.46%
(cost $12,537,662)		12,925,103
«Receivables and Other Assets Net of Liabilities – 2.54%		336,467
Net Assets Applicable to 1,446,052 Shares Outstanding – 100.00%		$13,261,570

°Principal amount is stated in the currency in which each security is denominated.
ΔSecurities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2012, the aggregate value of Rule 144A securities was $2,571,252, which represented 19.39% of the Fund’s net assets. See Note 4 in “Notes.”
•Variable rate security. The rate shown is the rate as of July 31, 2012. Interest rates reset periodically.
≠The rate shown is the effective yield at the time of purchase.
«Includes foreign currency valued at $43,476 with a cost of $46,021.

The following foreign currency exchange contracts and swap contracts were outstanding at July 31, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
BAML	AUD	(582,421)	USD	590,130	8/31/12	$(19,741)
BAML	BRL	203,250	USD	(100,000)	8/31/12	(1,553)
BAML	CAD	213,542	USD	(208,937)	8/31/12	3,772
BAML	EUR	1,597,491	USD	(1,965,351)	8/31/12	862
BAML	JPY	265,385,500	USD	(3,337,112)	8/31/12	60,541
BAML	MXN	(3,442,934)	USD	255,091	8/31/12	(2,855)
BAML	NOK	(397,356)	USD	65,050	8/31/12	(786)
BAML	NZD	(24,573)	USD	19,445	8/31/12	(400)
BAML	PLN	306,175	USD	(89,101)	8/31/12	2,169
BAML	SEK	(107,421)	USD	15,281	8/31/12	(490)
BAML	ZAR	1,449,381	USD	(176,611)	8/31/12	(2,318)
JPMC	CLP	(107,738,000)	USD	214,255	8/31/12	(9,354)
JPMC	IDR	(325,450,000)	USD	34,323	8/31/12	21
MSC	GBP	(65,333)	USD	101,231	8/31/12	(1,176)
						$28,692

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
JPMC	Republic of France 5 yr CDS	$28,000	0.25%	9/20/17	$(162)
MSC	Kingdom of Spain 5 yr CDS	293,000	1.00%	3/20/17	17,703
MSC	Republic of France 5 yr CDS	121,000	0.25%	6/20/17	(2,114)
					$15,427

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MSC – Morgan Stanley Capital
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Adviser Funds - Delaware International Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Short-term debt securities are valued using the evaluated mean from a pricing vendor, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask price, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2008–October 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other-party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on July 31, 2012.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At July 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$12,537,670
Aggregate unrealized appreciation	$648,192
Aggregate unrealized depreciation	(260,759)
Net unrealized appreciation	$387,433

For federal income tax purposes, at October 31, 2011, capital loss carryforwards of $299,029 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $254,415 expires in 2014, $21,289 expires in 2016 and $23,325 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Series will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2012:

Level 2
Corporate Debt	$6,043,806
Foreign Debt	5,955,371
U.S. Treasury Obligations	51,188
Short-Term Investments	874,738
Total	$12,925,103

Foreign Currency Exchange Contracts	$28,692
Swap Contracts	15,427

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning, interim or end of period relation to net assets.

There were no unobservable inputs used to value investments at the beginning or end of the period. During the period ended July 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

Management has determined that additional disclosure is not required under ASU No. 2011-04 since the Level 3 investments are not considered material to the Fund's net assets at the end of the period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at July 31, 2012.

Options Contracts — During the period ended July 31, 2012, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the period ended July 31, 2012 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at October 31, 2011	-	$-
Options written	9	2,954
Options expired	(2)	(668)
Options terminated in closing purchase transactions	(7)	(2,286)
Options outstanding at July 31, 2012	-	$-

Swap Contracts — The Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund enters into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended July 31, 2012, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund received $110,000 in securities collateral for open swap contracts.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of The Collective Trust used for the investment of cash collateral received from borrowers of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

During the period ended July 31, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a portion of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and/or Baa by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2012, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: